AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 2016

                                                             File No. 333-199287
                                                              File No. 811-23004

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 5                       /X/
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 7                              /X/

                              WINTON SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
               (Address of Principal Executive Offices, Zip Code)

                                 (800) 342-5734
              (Registrant's Telephone Number, including Area Code)

                                Michael Beattie
                              c/o SEI Investments
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                   Copies to:

Sean Graber, Esquire                               Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP                        c/o SEI Investments
1701 Market Street                                 One Freedom Valley Drive
Philadelphia, Pennsylvania 19103                   Oaks, Pennsylvania 19456

    It is proposed that this filing become effective (check appropriate box)

--------------------------------------------------------------------------------
          / /    Immediately upon filing pursuant to paragraph (b)
          /X/    On February 28, 2016 pursuant to paragraph (b)
          / /    60 days after filing pursuant to paragraph (a)(1)
          / /    75 days after filing pursuant to paragraph (a)(2)
          / /    On [date] pursuant to paragraph (a) of Rule 485
--------------------------------------------------------------------------------

                              WINTON SERIES TRUST

                                   PROSPECTUS

                                 MARCH 1, 2016

                         WINTON GLOBAL EQUITY PORTFOLIO
                         (Investor Class Shares: WGERX)
                      (Institutional Class Shares: WGEPX)

                              INVESTMENT ADVISER:
                             WINTON CAPITAL US LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                   PAGE
WINTON GLOBAL EQUITY PORTFOLIO ....................................  1
     INVESTMENT OBJECTIVE .........................................  1
     FUND FEES AND EXPENSES .......................................  1
     PRINCIPAL INVESTMENT STRATEGIES ..............................  2
     PRINCIPAL RISKS ..............................................  3
     PERFORMANCE INFORMATION ......................................  5
     INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT ..................  6
     PURCHASE AND SALE OF FUND SHARES .............................  6
     TAX INFORMATION ..............................................  6
     PAYMENTS TO BROKER-DEALERS AND OTHER
         FINANCIAL INTERMEDIARIES .................................  6
MORE INFORMATION ABOUT THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES .....................  7
MORE INFORMATION ABOUT RISK .......................................  7
INFORMATION ABOUT PORTFOLIO HOLDINGS ..............................  9
INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT .......................  9
RELATED PERFORMANCE DATA OF COMPARABLE ACCOUNTS ...................  10
PURCHASING, SELLING AND EXCHANGING FUND SHARES ....................  13
PAYMENTS TO FINANCIAL INTERMEDIARIES ..............................  20
OTHER POLICIES ....................................................  22
DIVIDENDS AND DISTRIBUTIONS .......................................  24
TAXES .............................................................  24
FINANCIAL HIGHLIGHTS ..............................................  26
ADDITIONAL NOTICES ................................................  29
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND .....................  Back Cover

WINTON GLOBAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Winton Global Equity Portfolio (the "Fund") seeks to achieve long-term investment growth.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares or Institutional Class shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

-------------------------------------------------------------------------------------------------------------------
                                             INVESTOR CLASS SHARES                  INSTITUTIONAL CLASS SHARES
-------------------------------------------------------------------------------------------------------------------
Management Fees                                              0.40%                                       0.40%
-------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    0.25%                                       None
-------------------------------------------------------------------------------------------------------------------
Other Expenses                                               3.47%                                       1.94%
                                                             -----                                       -----
-------------------------------------------------------------------------------------------------------------------
       Shareholder Servicing Fees             0.15%                                  None
-------------------------------------------------------------------------------------------------------------------
       Other Fund Expenses                    3.32%                                  1.94%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses(1)                                                  4.12%                                       2.34%
-------------------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or
Expense Reimbursements                                      (2.96)%                                     (1.58)%
                                                            -------                                     -------
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses after Fee Reductions                                1.16%                                       0.76%
and/or Expense Reimbursements(1)
-------------------------------------------------------------------------------------------------------------------

(1) Winton Capital US LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding class-specific expenses (such as Rule 12b-1 fees and shareholder servicing fees), interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) from exceeding 0.76% of the Fund's average daily net assets until February 28, 2017. The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit that was in place at the time such fee reductions or expense reimbursements were made and below the contractual expense limit that is in place at the time such fee reductions or expense reimbursements are recovered. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of Winton Series Trust (the "Trust") for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
       INVESTOR CLASS SHARES            $118     $981     $1,860     $4,125
       INSTITUTIONAL CLASS SHARES        $78     $579     $1,106     $2,554

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. For the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing globally in equity securities, including common stocks, depositary receipts and exchange-traded funds ("ETFs") in accordance with the Adviser's fully invested, long-only equity program (the "Program"). The common stocks and depositary receipts are primarily selected from the large and mid-cap securities of developed market countries, deemed by the Adviser to have sufficient liquidity. The Fund invests in securities providing exposure to a number of different countries and, under normal market conditions, invests at least 40% of its net assets outside the United States (or, if conditions are not deemed favorable by the Adviser, invests at least 30% of its net assets outside the United States). The Fund may invest in the securities of companies located in emerging market countries although these are not expected to represent more than 10% of the net assets of the Fund. A small portion of the Fund's assets may be held in cash or cash equivalents. However, under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities.

The Fund's primary benchmark is the MSCI World Net Total Return Index (USD) ("MSCI World"), which is a market capitalization weighted index that represents large and mid-cap securities from about twenty developed market countries. Over the long-term and under normal market conditions, the Fund will seek to outperform its benchmark, after expenses.

The Adviser follows a disciplined investment process that is based on statistical analysis of historical data. The Adviser uses a wide variety of data inputs including those that are intrinsic to markets, such as price and volume; and those that are external to markets, such as economic statistics, industrial and commodity data and public company financial data. The Adviser conducts statistical research into the data to develop mathematical models that attempt to forecast (a) market returns, (b) the variability or volatility associated with such returns (often described as "risk"), (c) the correlation between different markets, and (d) transaction costs. These forecasts are used in the Adviser's investment strategies (discussed below) to determine what positions should be held to seek to maximize profit over the long term within a controlled range of risk.

The Program is implemented through an automated computer-based investment system (the "Investment System"). The Investment System calculates forecasts of returns, volatilities, correlations, and transaction costs each day and these are in turn used to calculate the positions which should be held. In accounting for transaction costs, the Investment System aims to limit turnover and prioritize trades with the greatest expected overall benefit to the Fund's portfolio, such that, for instance, small trades in multiple stocks which have low transaction costs may be given priority over trades in a single stock which have higher transaction costs.

The Investment System is modified over time as the Adviser monitors its operation and undertakes further research of historical data. Changes to the Investment System occur as a result of, among other things, changes in market liquidity, the availability of new data (such as additional detail on historical data or data on new markets), the Adviser extracting additional information from existing data or the Adviser refining its understanding of existing data.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set out below.

EQUITIES RISK -- Equities represent ownership interests in a company or corporation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equities in which the Fund invests will cause the value of the Fund's assets to fluctuate.

CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, non-U.S. currencies, the Fund will be subject to currency risk. Currency risk is the risk that non-U.S. currencies will decline in value relative to the U.S. dollar, which would adversely affect the U.S. dollar value of an investment in the Fund. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

EXCHANGE-TRADED FUNDS RISK -- The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

DEPOSITARY RECEIPTS -- Depositary receipts are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in non-U.S. securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

NON-U.S. INVESTMENT/EMERGING MARKETS RISK -- The Fund invests in securities issued by non-U.S. companies. Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

SMALL AND MEDIUM CAPITALIZATION COMPANY RISK -- Small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

LIMITATIONS ON MATHEMATICAL MODELS RISK -- The Fund utilizes the Adviser's investment approach, which is based on research into historic data and the application of that research to the development of mathematical models that attempt to forecast returns, risk, correlation and transaction costs. Many of these models are trend-following models that attempt to identify and exploit market trends. Mathematical models may be incomplete and/or flawed and there is an inherent risk that any forecasts derived from them may be inaccurate, particularly if the research or models are based on, or incorporate, inaccurate assumptions or data. Assumptions or data may be inaccurate from the outset or may become inaccurate as a result of many factors such as, changes in market structure, increased government intervention in markets or growth in assets managed in accordance with similar investment strategies. In particular, such factors may make the trend-following models of the Adviser less effective because they may lessen the prospect of identified trends occurring or continuing in the future. As a result of the foregoing, the Investment System may not generate profitable trading signals and the Fund may suffer losses.

PROCESS EXCEPTIONS RISK -- The Fund utilizes the Adviser's investment approach, which is based on mathematical models that are implemented as an automated computer-based investment system. Issues with the design, development, implementation, maintenance or operation of the Investment System; any component of the Investment System; or any processes and procedures related to the Investment System may cause losses to the Fund and such losses may be substantial.

VOLATILITY RISK -- The markets in which the Fund invests are subject to high levels of volatility. Price movements are influenced by a variety of factors, including: changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; political and economic events and policies; changes in interest rates and rates of inflation; currency devaluations and re-evaluations; and market sentiment. Such volatility could result in significant losses to the Fund.

TEMPORARY DEFENSIVE MEASURES RISK -- The Fund may, from time to time, take temporary defensive measures which are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, market, economic, political or other conditions. For example, during such period, all or a significant portion of the Fund's assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents, or the risk parameters applicable to the Investment System may be altered. Temporary defensive measures may be initiated by the Adviser when the Adviser judges that existing market, economic, political or other conditions may make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Adviser then may temporarily use these alternative strategies or parameters that are mainly designed to limit the Fund's losses, protect the

Fund's gains or create liquidity in anticipation of redemptions. When such temporary defensive measures are taken, it may be more difficult for the Fund to achieve its investment objective.

TRADING OUTSIDE THE INVESTMENT SYSTEM RISK -- Most of the Adviser's investment decisions are made strictly in accordance with the output of its Investment System. However the Adviser may, in exceptional circumstances (such as the occurrence of events that fall outside the input parameters of the system), make investment decisions based on other factors and take action to override the output of the system to seek to protect the interests of the Fund's shareholders. However, the Investment System's signals may ultimately prove to be accurate and such actions may not prevent losses to the Fund and may in fact cause or exacerbate losses.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's Institutional Class Shares' performance for the 2015 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at (866) 330-9999.

                    --------------------------------
                            2015     (4.67)%
                    --------------------------------

                    --------------------------------
                    BEST QUARTER      WORSE QUARTER
                    --------------------------------
                       2.72%             (9.27)%
                    --------------------------------
                    (03/31/2015)      (09/30/2015)
                    --------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After tax returns are shown only for Institutional Class Shares. After tax returns for Investor Class Shares will vary.

WINTON GLOBAL EQUITY PORTFOLIO                      1 YEAR        SINCE INCEPTION (12/29/14)
-----------------------------------------------------------------------------------------------
 FUND RETURNS BEFORE TAXES
        Institutional Class Shares                   (4.67)%                (5.50)%
        Investor Class Shares                        (5.06)%                (5.88)%
 FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
        Institutional Class Shares                   (5.41)%                (6.22)%
 FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND
 SALE OF FUND SHARES
        Institutional Class Shares                   (2.64)%                (4.52)%
 MSCI WORLD NET TOTAL RETURN INDEX (REFLECTS        (0.87)%                (2.12)%
 NO DEDUCTION FOR FEES OR EXPENSES)

INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT

Winton Capital US LLC serves as the investment adviser of the Fund.

David Winton Harding, Chief Executive Officer of the Adviser's parent company, Winton Capital Group Limited, has been primarily responsible for advising the Fund since its inception in 2014.

Matthew David Beddall, Chief Investment Officer of Winton Capital Group Limited, has been primarily responsible for advising the Fund since its inception in 2014.

PURCHASE AND SALE OF FUND SHARES

To purchase Investor Class shares of the Fund for the first time, you must invest at least $2,500 in the Fund. To purchase Institutional Class shares of the Fund for the first time, you must invest at least $1,000,000 in the Fund. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum subsequent investment amount for Investor Class shares or Institutional Class shares of the Fund.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business by contacting the Fund directly by mail at: Winton Funds, P.O. Box 588, Portland, ME 04112 or by Express Mail to Winton Funds, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 or telephone at (866) 330-9999.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term investment growth. The Fund's investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

This Prospectus describes the Fund's principal investment strategies and risks, and the Fund will normally invest in the types of securities and other instruments described in this Prospectus. In addition to the securities and other instruments and strategies described in this Prospectus, the Fund also may invest in other securities and instruments, use other strategies and engage in other investment practices. These investments and strategies are described in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this Prospectus).

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its investment objective. You could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities and other instruments the Fund holds. Generally, these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The following descriptions provide additional information about some of the risks of investing in the Fund:

EQUITY MARKET RISK -- As the Fund invests significantly in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

CURRENCY RISK -- Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

EXCHANGE-TRADED FUNDS RISK -- ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning interests of an ETF generally reflect the same risks as owning the underlying securities or other instruments in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value. A premium is the amount that the shares of an ETF are trading above the ETF's reported net asset value ("NAV"), expressed as a percentage of the NAV. A discount is the amount that the shares of an ETF are trading below the ETF's reported NAV, expressed as a percentage of the NAV. For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. If the Fund purchases shares of an ETF at a time when the market price of the ETF's shares is at a premium to their NAV or sells the ETF's shares when their market price is at a discount to their NAV, this may have an adverse effect on the value of the Fund. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly.

DEPOSITARY RECEIPTS RISK -- American Depositary Receipts ("ADRs") are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a non-U.S. issuer. ADRs are listed and traded in the United States. Global Depositary Receipts ("GDRs") are similar to ADRs but represent shares of non-U.S.-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in non-U.S. securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

NON-U.S. INVESTMENT/EMERGING MARKETS RISK -- Investing in issuers located in non-U.S. countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. Non-U.S. issuers may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about non-U.S. securities than is available about domestic securities. Income from non-U.S. securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

PROCESS EXCEPTIONS RISK -- The Fund utilizes the Adviser's investment approach, which is based on mathematical models that are implemented as an automated computer-based investment system. Issues with the design, development, implementation, maintenance or operation of the Investment System; any component of the Investment System; or any processes and procedures related to the Investment System (collectively, "Process Exceptions") may cause losses to the Fund and such losses may be substantial. Process Exceptions may include, but are not limited to:

     o PROGRAMMING ERRORS -- The Adviser may make programming errors in translating its mathematical models into computer code. In addition, as a mathematical model can be expressed in computer code in multiple ways, the choice of code ultimately used may not result in the best representation of the model.

     o FAILURE OF TECHNOLOGY -- The Investment System is reliant on proprietary and third party technology. Such technology may be adversely affected by many issues, some of which may be outside of the Adviser's control, including issues associated with network infrastructure, software updates, bugs, viruses and unauthorized access.

     o INCORPORATION OF DATA -- The Adviser may incorporate inaccurate data, or make errors in incorporating data, into the Investment System.

Process Exceptions may be difficult to detect, may go undetected for long periods or may never be detected. The impact of such Process Exceptions may be compounded over time and may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk mitigating actions. Although the Adviser evaluates the materiality of any Process Exceptions that it detects, the Adviser may conclude that some are not material and may choose not to address them. Such judgments may prove not to be correct.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT

Winton Capital US LLC, whose principal place of business is located at 375 Park Avenue, New York, New York 10152, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its advisory activities.

The Adviser is a wholly-owned subsidiary of Winton Capital Group Limited, an English limited liability company. Winton Capital Group Limited and its affiliated companies (together, "Winton") provide investment advisory services to, among other investors, pension funds, pooled investment vehicles, fund of funds, sovereign wealth funds and other government entities, corporations, family offices and high net worth individuals either directly or indirectly through the management of pooled investment vehicles. As of December 31, 2015, Winton had approximately $33.8 billion in assets under advisement. Assets under advisement comprise assets in respect of which Winton has discretionary investment authority and assets in respect of which Winton has advisory but not discretionary investment authority.

The Adviser does not use a traditional portfolio manager structure when advising its clients' accounts, including the Fund. Rather, the Adviser employs a professional research team to perform statistical analysis on historical data related to financial markets in an attempt to identify profitable investment opportunities for its clients. The Adviser's research team includes individuals holding degrees in diverse fields ranging from astrophysics, machine learning, statistics, actuarial sciences and financial mathematics and is responsible for developing the Investment System that forms the basis of the Fund's investment strategy. Messrs. David Winton Harding and Matthew David Beddall, in their respective capacities as Chief Executive Officer and Chief Investment Officer of Winton Capital Group Limited, have ultimate responsibility for the Investment System and how it operates. Therefore, Messrs. Harding and Beddall are primarily responsible for advising the Fund's portfolio. Mr. Harding founded Winton in 1997, and Mr. Beddall joined Winton in 2001.

For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding class-specific expenses (such as Rule 12b-1 fees and shareholder servicing fees), interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and non-routine expenses) from exceeding 0.76% of the Fund's average daily net assets until February 28, 2017. The Adviser may recover all or a portion of its fee reductions or expense reimbursements for the Fund within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit that was in place at the time such fee reductions or expense reimbursements were made and below the contractual expense limit that is in place at the time such fee reductions or expense reimbursements are recovered. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017. For the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Adviser did not receive any advisory fees (after fee reductions).

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report, dated April 30, 2015, which covers the period from December 29, 2014 (commencement of Fund operations) to April 30, 2105.

RELATED PERFORMANCE DATA OF COMPARABLE ACCOUNTS

With respect to the Fund, Messrs. Harding and Beddall, by virtue of the positions they hold with Winton Capital Group Limited, the parent of the Adviser, are primarily responsible for advising one or more other account(s) (each a "Comparable Account") that is advised pursuant to investment objective, policies and strategies that is substantially similar to those of the Fund.

The following table shows changes in the Comparable Accounts' historical annual performance and how the Comparable Accounts' average annual total returns for various periods compare with those of a broad measure of market performance.

The Comparable Accounts are not subject to the same type of expenses to which the Fund is subject. The performance information of the Comparable Accounts has been adjusted to reflect the annualized net expenses of the Investor Class shares of the Fund for its prior fiscal year, as set forth in the Annual Fund Operating Expenses table located on page 1 of this Prospectus. If the performance information of the Comparable Accounts had been adjusted to reflect the annualized net expenses of the Institutional Class shares of the Fund for its prior fiscal year, the performance information shown would be higher because Institutional Class shares are subject to lower expenses than Investor Class shares.

The manner in which the performance was calculated for the Comparable Accounts differs from that of registered investment companies such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The performance should not be viewed as an indication of how the Fund will perform in the future. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.

The Comparable Accounts are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Comparable Accounts could have been adversely affected if the Comparable Accounts were subject to the federal securities and tax laws as its Comparable Fund. All returns are stated before the imposition of federal or state income taxes. The returns shown would be lower if such taxes were taken into account.

THE INVESTMENT RESULTS FOR THE COMPARABLE ACCOUNTS ARE NOT INTENDED TO PREDICT OR SUGGEST THE FUTURE RETURNS OF THE FUND. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE INFORMATION.

PERFORMANCE OF THE COMPARABLE ACCOUNTS

ANNUAL RETURNS

---------------------------------------------------------------------------------------------------
   YEAR      TOTAL RETURN (NET OF         TOTAL RETURN (GROSS OF      MSCI WORLD NET TOTAL RETURN
                  FEES)                         FEES)                       INDEX
---------------------------------------------------------------------------------------------------
   2015          -6.03%                          -4.93%                      -0.87%
---------------------------------------------------------------------------------------------------
   2014           6.36%                           7.59%                       4.94%
---------------------------------------------------------------------------------------------------
   2013          29.33%                          30.81%                      26.68%
---------------------------------------------------------------------------------------------------
   2012          12.87%                          14.17%                      15.83%
---------------------------------------------------------------------------------------------------
   2011          -5.97%                          -4.87%                      -5.54%
---------------------------------------------------------------------------------------------------
  2010*           6.06%                           6.16%                       7.35%
---------------------------------------------------------------------------------------------------

*    Inception date is December 1, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

---------------------------------------------------------------------------------------------------
TIME PERIOD          NET OF FEES        GROSS OF FEES      MSCI WORLD NET TOTAL RETURN INDEX
---------------------------------------------------------------------------------------------------
  1 Year               -6.03%              -4.93%                     -0.87%
---------------------------------------------------------------------------------------------------
  5 Years               6.53%               7.76%                      7.59%
---------------------------------------------------------------------------------------------------
 Since Inception
(December 1, 2010)      7.66%               8.90%                      8.97%
---------------------------------------------------------------------------------------------------

The MSCI World Net Total Return Index (USD) ("MSCI World"), is a market capitalization weighted index that represents large and mid-cap securities from about twenty developed market countries. Performance information for the MSCI World reflects no deductions for fees or expenses.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Class and Institutional Class shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Investor Class shares and Institutional Class shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Investor Class shares and Institutional Class shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

----------------------------------------------------------------------------------------------------
SHARE
CLASS           ELIGIBLE INVESTORS        INVESTMENT MINIMUMS      CLASS-SPECIFIC EXPENSES
NAME
----------------------------------------------------------------------------------------------------
                                                                   0.25% Rule 12b-1 Distribution
Investor        Institutional and         Initial: $2,500          Fee
Class           individual investors
                                          Subsequent: None         0.15% Shareholder Services
                                                                   Fee
----------------------------------------------------------------------------------------------------
                                          Initial: $1,000,000      No Rule 12b-1 Distribution
Institutional   Primarily institutional                            Fee
Class           investors
                                          Subsequent: None         No Shareholder Servicing
----------------------------------------------------------------------------------------------------

Investor Class shares and Institutional Class shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call (866) 330-9999.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

Winton Funds
P.O. Box 588
Portland, ME 04112

EXPRESS MAIL ADDRESS

Winton Funds
c/o Atlantic Fund Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.

BY WIRE

To open an account by wire, call (866) 330-9999 for details. To add to an existing account by wire, wire your money using the wiring instructions set out below (be sure to include the Fund name, the share class, and your account number).

WIRING INSTRUCTIONS

MUFG Union Bank
Los Angeles, CA
ABA 122000496

FOR CREDIT TO:
Atlantic Shareholder Services FBO Winton Series Trust
Account # 0012286886
(Fund Name)
(Fund Account Number)

BY SYSTEMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan for Investor Class shares by mailing a completed application to the Fund. These purchases can be made monthly in amounts of at least $100. To cancel or change a plan, write to the Fund at: Winton Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address:
Winton Funds, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101). Please allow up to 15 days to create the plan and 3 days to cancel or change it. A systematic investment plan is not available for Institutional Class shares.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The Fund's price per share will be the NAV per share next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund must receive your order in proper form before 4:00 p.m., Eastern Time, that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

HOW THE FUND CALCULATES NAV

The NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any non-U.S. securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, non-U.S. currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV, or obtain additional information.

--------------------------------------------------------------------------------
 FUND NAME                           TICKER SYMBOL        CUSIP        FUND CODE
--------------------------------------------------------------------------------
 Winton Global Equity Portfolio
--------------------------------------------------------------------------------
     Investor Class Shares               WGERX          976504209         268-2
--------------------------------------------------------------------------------
     Institutional Class Shares          WGEPX          976504100         268-1
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at (866) 330-9999.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

     o    written requests to redeem $100,000 or more;
     o    changes to a shareholder's record name or account registration;
     o paying redemption proceeds from an account for which the address has changed within the last 30 days;

     o sending redemption and distribution proceeds to any person, address or financial institution account not on record;
     o sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and
     o adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "PLP"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the PLP and may not require additional documentation. Please contact Shareholder Services at (866) 330-9999 for more information.

The sale price of each share will be the next NAV determined after the Fund (or an authorized broker) receives your request.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;
     o    The share class;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;
     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Winton Funds
P.O. Box 588
Portland, ME 04112

EXPRESS MAIL ADDRESS

Winton Funds
c/o Atlantic Fund Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price determined by the Fund after the Fund's transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call (866) 330-9999 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your Investor Class share account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund. A systematic withdrawal plan is not available for Institutional Class shares.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (but may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

EXCHANGING SHARES

At no charge, you may exchange shares of the Fund for shares of another fund that is a series of the Trust (each, a "Winton Fund") by writing to or calling the Fund. Shares of each other Winton Fund currently are offered in a different prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

At no charge, you may also convert one class of shares of the Fund directly to the other class of shares of the Fund, subject to the fees and expenses of such other class of shares, and provided that you meet the eligibility requirements applicable to investing in such other class of shares, as set forth in this Prospectus. An exchange between share classes of the Fund is not a taxable event.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for Investor Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class shares of the Fund is 0.25%.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund's Investor Class shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services.

OTHER PAYMENTS BY THE FUND

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund's distribution plan or shareholder servicing plan.

OTHER PAYMENTS BY THE ADVISER

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because the Fund may invest in non-U.S. securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more non-U.S. securities held by the Fund takes place after the close of the primary non-U.S. market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the non-U.S. market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's non-U.S. securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of non-U.S. securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than four (4) "round trips," into or out of the Fund within any 12-month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in Fund shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Subject to the Fund's right to reject purchases as described in this Prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNCLAIMED PROPERTY

Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling (866) 330-9999.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income at least annually and makes distributions of its net realized capital gains, if any, annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISER FOR SPECIFIC GUIDANCE REGARDING THE FEDERAL, STATE AND LOCAL TAX EFFECTS OF YOUR INVESTMENT IN THE FUND. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain non-U.S. corporations (e.g., non-U.S. corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.
Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because the Fund intends to invest in non-U.S. securities, it may be subject to non-U.S. withholding taxes with respect to dividends or interest received from sources in non-U.S. countries. If more than 50% of the total assets of the Fund consist of non-U.S. securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect non-U.S. taxes paid on your income tax return.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Fund. The information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of dividends and distributions). The information provided below has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of KPMG LLP are included in the 2015 Annual Report of the Fund, which is available upon request by calling the Fund at (866) 330-9999.

WINTON GLOBAL EQUITY PORTFOLIO -- INSTITUTIONAL CLASS SHARES


                                              FOR THE PERIOD DECEMBER 29, 2014
                                                (COMMENCEMENT OF OPERATIONS)
                                                  THROUGH OCTOBER 31, 2015

Net Asset Value, Beginning of Period                      $10.00
                                                          ------
Income/(Loss) from Operations:(1)
   Net Investment Income                                    0.14
   Net Realized and Unrealized Loss on                     (0.33)
   Investments                                             ------

Total Loss from Operations                                 (0.19)
                                                           ------
Net Asset Value, End of Period                             $9.81
                                                           =====
TOTAL RETURN+                                              (1.90)%
                                                           =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period ($ thousands)                  $32,066
Ratio of Expenses to Average Net Assets
   (including waivers and reimbursements)                   0.76%(2)
Ratio of Expenses to Average Net Assets
   (excluding waivers and reimbursements)                    2.34%(2)
Ratio of Net Investment Income to Average Net
   Assets                                                   1.68%(2)
Portfolio Turnover Rate                                      106%(3)

(1)  Per share calculations were performed using average shares for the period.

(2)  Annualized.

(3) Portfolio turnover rate is for the period indicated and has not been annualized.

+ Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

WINTON GLOBAL EQUITY PORTFOLIO -- INVESTOR CLASS SHARES


                                            FOR THE PERIOD DECEMBER 29, 2014
                                          (COMMENCEMENT OF OPERATIONS) THROUGH
                                                    OCTOBER 31, 2015

Net Asset Value, Beginning of Period                    $10.00
                                                        ------
Income/(Loss) from Operations:(1)
   Net Investment Income                                  0.11
   Net Realized and Unrealized Loss on                   (0.33)
   Investments                                           ------

Total Loss from Operations                               (0.22)
                                                         ------
Net Asset Value, End of Period                           $9.78
                                                         =====
TOTAL RETURN+                                            (2.20)%
                                                         =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period ($ thousands)                   $111
Ratio of Expenses to Average Net Assets
   (including waivers and reimbursements)                 1.16%(2)
Ratio of Expenses to Average Net Assets
   (excluding waivers and reimbursements)                 4.12%(2)
Ratio of Net Investment Income to Average
   Net Assets                                             1.27%(2)
Portfolio Turnover Rate                                    106%(3)


(1)  Per share calculations were performed using average shares for the period.

(2)  Annualized.

(3) Portfolio turnover rate is for the period indicated and has not been annualized.

+ Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

ADDITIONAL NOTICES

MSCI

The MSCI information may only be used for internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

                              WINTON SERIES TRUST

                         WINTON GLOBAL EQUITY PORTFOLIO

INVESTMENT ADVISER

Winton Capital US LLC
375 Park Avenue
New York, New York 10152

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2016, includes detailed information about Winton Series Trust and the Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information regarding the Fund's investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: (866) 330-9999

BY MAIL:     Winton Funds
             P.O. Box 588
             Portland, ME 04112

BY INTERNET: www.wintonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports for the Fund, as well as other information about Winton Series Trust, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-23004.

                                                                 WIN-PS-001-0300

                              WINTON SERIES TRUST

                                   PROSPECTUS


                                 MARCH 1, 2016


                        WINTON EUROPEAN EQUITY PORTFOLIO
                         (Investor Class Shares: WEERX)
                      (Institutional Class Shares: WEEPX)

                          WINTON U.S. EQUITY PORTFOLIO
                         (Investor Class Shares: WUERX)
                      (Institutional Class Shares: WUEPX)

                     WINTON INTERNATIONAL EQUITY PORTFOLIO
                         (Investor Class Shares: WIERX)
                      (Institutional Class Shares: WIEPX)

                              INVESTMENT ADVISER:
                             WINTON CAPITAL US LLC

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                     PAGE
WINTON EUROPEAN EQUITY PORTFOLIO ....................................  1
     INVESTMENT OBJECTIVE ...........................................  1
     FUND FEES AND EXPENSES .........................................  1
     PRINCIPAL INVESTMENT STRATEGIES ................................  2
     PRINCIPAL RISKS ................................................  3
     PERFORMANCE INFORMATION ........................................  5
     INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT ....................  5
WINTON U.S. EQUITY PORTFOLIO ........................................  6
     INVESTMENT OBJECTIVE ...........................................  6
     FUND FEES AND EXPENSES .........................................  6
     PRINCIPAL INVESTMENT STRATEGIES ................................  7
     PRINCIPAL RISKS ................................................  8
     PERFORMANCE INFORMATION ........................................  10
     INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT ....................  10
WINTON INTERNATIONAL EQUITY PORTFOLIO ...............................  11
     INVESTMENT OBJECTIVE ...........................................  11
     FUND FEES AND EXPENSES .........................................  11
     PRINCIPAL INVESTMENT STRATEGIES ................................  12
     PRINCIPAL RISKS ................................................  13
     PERFORMANCE INFORMATION ........................................  15
     INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT ....................  15
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND
SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION ...............  16
MORE INFORMATION ABOUT THE FUNDS' INVESTMENT
OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES ......................  17
MORE INFORMATION ABOUT RISK .........................................  17
INFORMATION ABOUT PORTFOLIO HOLDINGS ................................  19
INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT .........................  19
RELATED PERFORMANCE DATA OF COMPARABLE ACCOUNTS .....................  20
PURCHASING, SELLING AND EXCHANGING FUND SHARES ......................  25
PAYMENTS TO FINANCIAL INTERMEDIARIES ................................  32
OTHER POLICIES ......................................................  34
DIVIDENDS AND DISTRIBUTIONS .........................................  36
TAXES ...............................................................  37
FINANCIAL HIGHLIGHTS ................................................  39
ADDITIONAL NOTICES ..................................................  40
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ..................  Back Cover

WINTON EUROPEAN EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Winton European Equity Portfolio (the "Fund") seeks to achieve long-term investment growth.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares or Institutional Class shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

---------------------------------------------------------------------------------------------------------
                                            INVESTOR CLASS SHARES           INSTITUTIONAL CLASS SHARES
---------------------------------------------------------------------------------------------------------
Management Fees                                             0.40%                               0.40%
---------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.25%                               None
---------------------------------------------------------------------------------------------------------
Other Expenses                                              4.49%                               4.34%
                                                            -----                               -----
---------------------------------------------------------------------------------------------------------
    Shareholder Servicing Fees              0.15%                           None
---------------------------------------------------------------------------------------------------------
    Other Fund Expenses(1)                  4.34%                           4.34%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                     5.14%                               4.74%
---------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                         (3.98)%                             (3.98)%
Reimbursements                                             -------                             -------
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.16%                               0.76%
after Fee Reductions and/or Expense
Reimbursements(2)
---------------------------------------------------------------------------------------------------------

(1) Other Fund Expenses are based on estimated amounts for the current fiscal year.


(2) Winton Capital US LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding class specific expenses (such as Rule 12b-1 fees and shareholder servicing fees), interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) from exceeding 0.76% of the Fund's average daily net assets until February 28, 2017. The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit that was in place at the time such fee reductions or expense reimbursements were made and below the contractual expense limit that is in place at the time such fee reductions or expense reimbursements are recovered. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of Winton Series Trust (the "Trust") for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                                   1 YEAR      3 YEARS
--------------------------------------------------------------------------------
          Investor Class Shares                     $118       $1,184
--------------------------------------------------------------------------------
          Institutional Class Shares                 $78       $1,068
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing in equity securities, including common stocks, depositary receipts and exchange-traded funds ("ETFs") in accordance with the Adviser's fully invested, long-only equity program (the "Program"). The common stocks and depositary receipts are primarily selected from the securities of companies, of any market capitalization, of European developed market countries deemed by the Adviser to have sufficient liquidity. The Fund may invest in the securities of companies located in emerging market countries. A small portion of the Fund's assets may be held in cash or cash equivalents. However, under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of European companies.


The Adviser considers a European company to be one that: (i) is organized under the laws of a European country or has its principal office located in a European country, (ii) has its principal securities trading market located in a European country, (iii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a European country, or (iv) has at least 50% of its assets located in a European country.

The Fund's primary benchmark is the MSCI Europe Net Total Return Index (USD) ("MSCI Europe Index"), which is a market capitalization weighted index that represents large and mid-cap securities from about fifteen developed market countries in Europe. Over the long-term and under normal market conditions, the Fund will seek to outperform its benchmark, after expenses.

The Adviser follows a disciplined investment process that is based on statistical analysis of historical data. The Adviser uses a wide variety of data inputs including those that are intrinsic to markets, such as price and volume; and those that are external to markets, such as economic statistics, industrial and commodity data and public company financial data. The Adviser conducts statistical research into the data to develop mathematical models that attempt to forecast (a) market returns, (b) the variability or volatility associated with such returns (often described as "risk"), (c) the correlation between different markets, and (d) transaction costs. These forecasts are used in the Adviser's investment strategies (discussed below) to determine what positions should be held to seek to maximize profit over the long term within a controlled range of risk.

The Program is implemented through an automated computer-based investment system (the "Investment System"). The Investment System calculates forecasts of returns, volatilities, correlations, and transaction costs each day and these are in turn used to calculate the positions which should be held. In accounting for transaction costs, the Investment System aims to limit turnover and prioritize trades with the greatest expected overall benefit to the Fund's portfolio, such that, for instance, small trades in multiple stocks which have low transaction costs may be given priority over trades in a single stock which have higher transaction costs.

The Investment System is modified over time as the Adviser monitors its operation and undertakes further research of historical data. Changes to the Investment System occur as a result of, among other things, changes in market liquidity, the availability of new data (such as additional detail on historical data or data on new markets), the Adviser extracting additional information from existing data or the Adviser refining its understanding of existing data.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set out below.

EQUITIES RISK -- Equities represent ownership interests in a company or corporation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equities in which the Fund invests will cause the value of the Fund's assets to fluctuate.

CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, non-U.S. currencies, the Fund will be subject to currency risk. Currency risk is the risk that non-U.S. currencies will decline in value relative to the U.S. dollar, which would adversely affect the U.S. dollar value of an investment in the Fund. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

EXCHANGE-TRADED FUNDS RISK -- The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

DEPOSITARY RECEIPTS -- Depositary receipts are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in non-U.S. securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

NON-U.S. INVESTMENT/EMERGING MARKETS RISK -- The Fund invests in securities issued by non-U.S. companies. Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

INVESTMENT IN EUROPE RISK -- The Fund may invest in securities of European issuers. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union ("EU") or debt restructuring. Assistance given to an EU member state may be dependent on a country's implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

SMALL AND MEDIUM CAPITALIZATION COMPANY RISK -- Small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

LIMITATIONS ON MATHEMATICAL MODELS RISK -- The Fund utilizes the Adviser's investment approach, which is based on research into historic data and the application of that research to the development of mathematical models that attempt to forecast returns, risk, correlation and transaction costs. Many of these models are trend-following models that attempt to identify and exploit market trends. Mathematical models may be incomplete and/or flawed and there is an inherent risk that any forecasts derived from them may be inaccurate, particularly if the research or models are based on, or incorporate, inaccurate assumptions or data. Assumptions or data may be inaccurate from the outset or may become inaccurate as a result of many factors such as, changes in market structure, increased government intervention in markets or growth in assets managed in accordance with similar investment strategies. In particular, such factors may make the trend-following models of the Adviser less effective because they may lessen the prospect of identified trends occurring or continuing in the future. As a result of the foregoing, the Investment System may not generate profitable trading signals and the Fund may suffer losses.

PROCESS EXCEPTIONS RISK -- The Fund utilizes the Adviser's investment approach, which is based on mathematical models that are implemented as an automated computer-based investment system. Issues with the design, development, implementation, maintenance or operation of the Investment System; any component of the Investment System; or any processes and procedures related to the Investment System may cause losses to the Fund and such losses may be substantial.

VOLATILITY RISK -- The markets in which the Fund invests are subject to high levels of volatility. Price movements are influenced by a variety of factors, including: changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; political and economic events and policies; changes in interest rates and rates of inflation; currency devaluations and re-evaluations; and market sentiment. Such volatility could result in significant losses to the Fund.

TEMPORARY DEFENSIVE MEASURES RISK -- The Fund may, from time to time, take temporary defensive measures which are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, market, economic, political or other conditions. For example, during such period, all or a significant portion of the Fund's assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents, or the risk parameters applicable to the Investment System may be altered. Temporary defensive measures may be initiated by the Adviser when the Adviser judges that existing market, economic, political or other conditions may make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Adviser then may temporarily use these alternative strategies or parameters that are mainly designed to limit the Fund's losses, protect the Fund's gains or create liquidity in anticipation of redemptions. When such temporary defensive measures are taken, it may be more difficult for the Fund to achieve its investment objective.

TRADING OUTSIDE THE INVESTMENT SYSTEM RISK -- Most of the Adviser's investment decisions are made strictly in accordance with the output of its Investment System. However the Adviser may, in exceptional circumstances (such as the occurrence of events that fall outside the input parameters of the system), make investment decisions based on other factors and take action to override the output of the system to seek to protect the interests of the Fund's shareholders. However, the Investment System's signals may ultimately prove to be accurate and such actions may not prevent losses to the Fund and may in fact cause or exacerbate losses.

PERFORMANCE INFORMATION


The Fund has not commenced operations as of the date of this Prospectus, and therefore had no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.


The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available by calling the Fund at (866) 330-9999.

INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT

Winton Capital US LLC serves as the investment adviser of the Fund.


David Winton Harding, Chief Executive Officer of the Adviser's parent company, Winton Capital Group Limited, will be primarily responsible for advising the Fund upon its inception.

Matthew David Beddall, Chief Investment Officer of Winton Capital Group Limited, will be primarily responsible for advising the Fund upon its inception.


FOR IMPORTANT INFORMATION ABOUT HOW TO PURCHASE AND SELL FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 16 OF THIS PROSPECTUS.

WINTON U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Winton U.S. Equity Portfolio (the "Fund") seeks to achieve long-term investment growth.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares or Institutional Class shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

---------------------------------------------------------------------------------------------------------
                                            INVESTOR CLASS SHARES           INSTITUTIONAL CLASS SHARES
---------------------------------------------------------------------------------------------------------
Management Fees                                             0.40%                               0.40%
---------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.25%                               None
---------------------------------------------------------------------------------------------------------
Other Expenses                                              4.31%                               4.16%
                                                            -----                               -----
---------------------------------------------------------------------------------------------------------
    Shareholder Servicing Fees              0.15%                           None
---------------------------------------------------------------------------------------------------------
    Other Fund Expenses(1)                  4.16%                           4.16%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                     4.96%                               4.56%
---------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                         (3.80)%                             (3.80)%
Reimbursements                                             -------                             -------
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.16%                               0.76%
after Fee Reductions and/or Expense
Reimbursements(2)
---------------------------------------------------------------------------------------------------------

(1) Other Fund Expenses are based on estimated amounts for the current fiscal year.


(2) Winton Capital US LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding class specific expenses (such as Rule 12b-1 fees and shareholder servicing fees), interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses) from exceeding 0.76% of the Fund's average daily net assets until February 28, 2017. The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit that was in place at the time such fee reductions or expense reimbursements were made and below the contractual expense limit that is in place at the time such fee reductions or expense reimbursements are recovered. This agreement may be terminated: (i) by the Board of Trustees (the "Board") of Winton Series Trust (the "Trust") for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                                   1 YEAR      3 YEARS
--------------------------------------------------------------------------------
          Investor Class Shares                     $118       $1,149
--------------------------------------------------------------------------------
          Institutional Class Shares                 $78       $1,032
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing in equity securities, including common stocks, depositary receipts and exchange-traded funds ("ETFs") in accordance with the Adviser's fully invested long-only equity program (the "Program"). The common stocks and depositary receipts are primarily selected from the securities of companies, of any market capitalization, from the Unites States deemed by the Adviser to have sufficient liquidity. The Fund may also invest up to 20% of its net assets in depositary receipts and equities of companies listed for trading outside of the United States, such as Canada, provided they meet the Adviser's requirements regarding liquidity and availability and accuracy of information with respect to such securities. A small portion of the Fund's assets may be held in cash or cash equivalents. However, under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of U.S. companies.


The Adviser considers a U.S. company to be one that: (i) is organized under the laws of the United States or has its principal office located in the United States, (ii) has its principal securities trading market located in the United States, (iii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the United States, or (iv) has at least 50% of its assets located in the United States.

The Fund's primary benchmark is the S&P 500 Net Total Return Index (USD) ("S&P 500 Index"), which is a market capitalization weighted index that represents the performance of 500 of the largest (by market capitalization) U.S. public companies listed on the New York Stock Exchange and/or the NASDAQ Stock Market. Over the long-term and under normal market conditions, the Fund will seek to outperform its benchmark, after expenses.

The Adviser follows a disciplined investment process that is based on statistical analysis of historical data. The Adviser uses a wide variety of data inputs including those that are intrinsic to markets, such as price and volume; and those that are external to markets, such as economic statistics, industrial and commodity data and public company financial data. The Adviser conducts statistical research into the data to develop mathematical models that attempt to forecast (a) market returns, (b) the variability or volatility associated with such returns (often described as "risk"), (c) the correlation between different markets, and (d) transaction costs. These forecasts are used in the Adviser's investment strategies (discussed below) to determine what positions should be held to seek to maximize profit over the long term within a controlled range of risk.

The Program is implemented through an automated computer-based investment system (the "Investment System"). The Investment System calculates forecasts of returns, volatilities, correlations, and transaction costs each day and these are in turn used to calculate the positions which should be held. In accounting for transaction costs, the Investment System aims to limit turnover and prioritize trades with the greatest expected overall benefit to the Fund's portfolio, such that, for instance, small trades in multiple stocks which have low transaction costs may be given priority over trades in a single stock which have higher transaction costs.

The Investment System is modified over time as the Adviser monitors its operation and undertakes further research of historical data. Changes to the Investment System occur as a result of, among other things, changes in market liquidity, the availability of new data (such as additional detail on historical data or data on new markets), the Adviser extracting additional information from existing data or the Adviser refining its understanding of existing data.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set out below.

EQUITIES RISK -- Equities represent ownership interests in a company or corporation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equities in which the Fund invests will cause the value of the Fund's assets to fluctuate.

CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, non-U.S. currencies, the Fund will be subject to currency risk. Currency risk is the risk that non-U.S. currencies will decline in value relative to the U.S. dollar, which would adversely affect the U.S. dollar value of an investment in the Fund. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

EXCHANGE-TRADED FUNDS RISK -- The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

DEPOSITARY RECEIPTS -- Depositary receipts are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in non-U.S. securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

NON-U.S. INVESTMENT/EMERGING MARKETS RISK -- The Fund invests in securities issued by non-U.S. companies. Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

SMALL AND MEDIUM CAPITALIZATION COMPANY RISK -- Small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

LIMITATIONS ON MATHEMATICAL MODELS RISK -- The Fund utilizes the Adviser's investment approach, which is based on research into historic data and the application of that research to the development of mathematical models that attempt to forecast returns, risk, correlation and transaction costs. Many of these models are trend-following models that attempt to identify and exploit market trends. Mathematical models may be incomplete and/or flawed and there is an inherent risk that any forecasts derived from them may be inaccurate, particularly if the research or models are based on, or incorporate, inaccurate assumptions or data. Assumptions or data may be inaccurate from the outset or may become inaccurate as a result of many factors such as, changes in market structure, increased government intervention in markets or growth in assets managed in accordance with similar investment strategies. In particular, such factors may make the trend-following models of the Adviser less effective because they may lessen the prospect of identified trends occurring or continuing in the future. As a result of the foregoing, the Investment System may not generate profitable trading signals and the Fund may suffer losses.

PROCESS EXCEPTIONS RISK -- The Fund utilizes the Adviser's investment approach, which is based on mathematical models that are implemented as an automated computer-based investment system. Issues with the design, development, implementation, maintenance or operation of the Investment System; any component of the Investment System; or any processes and procedures related to the Investment System may cause losses to the Fund and such losses may be substantial.

VOLATILITY RISK -- The markets in which the Fund invests are subject to high levels of volatility. Price movements are influenced by a variety of factors, including: changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; political and economic events and policies; changes in interest rates and rates of inflation; currency devaluations and re-evaluations; and market sentiment. Such volatility could result in significant losses to the Fund.

TEMPORARY DEFENSIVE MEASURES RISK -- The Fund may, from time to time, take temporary defensive measures which are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, market, economic, political or other conditions. For example, during such period, all or a significant portion of the Fund's assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents, or the risk parameters applicable to the Investment System may be altered. Temporary defensive measures may be initiated by the Adviser when the Adviser judges that existing market, economic, political or other conditions may make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Adviser then may temporarily use these alternative strategies or parameters that are mainly designed to limit the Fund's losses, protect the Fund's gains or create liquidity in anticipation of redemptions. When such temporary defensive measures are taken, it may be more difficult for the Fund to achieve its investment objective.

TRADING OUTSIDE THE INVESTMENT SYSTEM RISK -- Most of the Adviser's investment decisions are made strictly in accordance with the output of its Investment System. However the Adviser may, in exceptional circumstances (such as the occurrence of events that fall outside the input parameters of the system), make investment decisions based on other factors and take action to override the output of the system to seek to protect the interests of the Fund's shareholders. However, the Investment System's signals may ultimately prove to be accurate and such actions may not prevent losses to the Fund and may in fact cause or exacerbate losses.

PERFORMANCE INFORMATION


The Fund has not commenced operations as of the date of this Prospectus, and therefore had no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.


The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available by calling the Fund at (866) 330-9999.

INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT

Winton Capital US LLC serves as the investment adviser of the Fund.


David Winton Harding, Chief Executive Officer of the Adviser's parent company, Winton Capital Group Limited, will be primarily responsible for advising the Fund upon its inception.

Matthew David Beddall, Chief Investment Officer of Winton Capital Group Limited, will be primarily responsible for advising the Fund upon its inception.


FOR IMPORTANT INFORMATION ABOUT HOW TO PURCHASE AND SELL FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 16 OF THIS PROSPECTUS.

WINTON INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Winton International Equity Portfolio (the "Fund") seeks to achieve long-term investment growth.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares or Institutional Class shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

---------------------------------------------------------------------------------------------------------
                                            INVESTOR CLASS SHARES           INSTITUTIONAL CLASS SHARES
---------------------------------------------------------------------------------------------------------
Management Fees                                             0.40%                               0.40%
---------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                   0.25%                               None
---------------------------------------------------------------------------------------------------------
Other Expenses                                              4.49%                               4.34%
                                                            -----                               -----
---------------------------------------------------------------------------------------------------------
    Shareholder Servicing Fees              0.15%                           None
---------------------------------------------------------------------------------------------------------
    Other Fund Expenses(1)                  4.34%                           4.34%
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                     5.14%                               4.74%
---------------------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense                         (3.98)%                             (3.98)%
Reimbursements                                             -------                             -------
---------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.16%                               0.76%
after Fee Reductions and/or Expense
Reimbursements(2)
---------------------------------------------------------------------------------------------------------


(1) Other Fund Expenses are based on estimated amounts for the current fiscal year.

(2) Winton Capital US LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding class specific expenses (such as Rule 12b-1 fees and shareholder servicing fees), interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and non-routine expenses) from exceeding 0.76% of the Fund's average daily net assets until February 28, 2017. The Adviser may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit that was in place at the time such fee reductions or expense reimbursements were made and below the contractual expense limit that is in place at the time such fee reductions or expense reimbursements are recovered. This agreement may be terminated: (i) by the Board of Trustees of Winton Series Trust (the "Trust") for any reason at any time, or (ii) by the Adviser, upon ninety
     (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                                   1 YEAR      3 YEARS
--------------------------------------------------------------------------------
          Investor Class Shares                     $118       $1,184
--------------------------------------------------------------------------------
          Institutional Class Shares                 $78       $1,068
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objective by investing globally (excluding the United States and Canada) in equity securities, including common stocks, depositary receipts and exchange-traded funds ("ETFs") in accordance with the Adviser's fully invested long-only equity program (the "Program"). The common stocks and depositary receipts are primarily selected from the securities of companies, of any market capitalization, of developed market countries excluding the United States and Canada, deemed by the Adviser to have sufficient liquidity. The Fund invests in securities providing exposure to a number of different countries and may invest in the securities of companies located in emerging market countries. A small portion of the Fund's assets may be held in cash or cash equivalents. However, under normal market conditions, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies other than U.S. or Canadian companies.


The Adviser considers a company to be of a particular country if that company:
(i) is organized under the laws of that country or has its principal office located in that country, (ii) has its principal securities trading market located in that country, (iii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country, or (iv) has at least 50% of its assets located in that country.

The Fund's primary benchmark is the MSCI Europe, Australasia, Far East Net Total Return Index (USD) (the "MSCI EAFE Index"), which is a market capitalization weighted index that represents large and mid-cap securities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. Over the long-term and under normal market conditions, the Fund will seek to outperform its benchmark, after expenses.

The Adviser follows a disciplined investment process that is based on statistical analysis of historical data. The Adviser uses a wide variety of data inputs including those that are intrinsic to markets, such as price and volume; and those that are external to markets, such as economic statistics, industrial and commodity data and public company financial data. The Adviser conducts statistical research into the data to develop mathematical models that attempt to forecast (a) market returns, (b) the variability or volatility associated with such returns (often described as "risk"), (c) the correlation between different markets, and (d) transaction costs. These forecasts are used in the Adviser's investment strategies (discussed below) to determine what positions should be held to seek to maximize profit over the long term within a controlled range of risk.

The Program is implemented through an automated computer-based investment system (the "Investment System"). The Investment System calculates forecasts of returns, volatilities, correlations, and transaction costs each day and these are in turn used to calculate the positions which should be held. In accounting for transaction costs, the Investment System aims to limit turnover and prioritize trades with the greatest expected overall benefit to the Fund's portfolio, such that, for instance, small trades in multiple stocks which have low transaction costs may be given priority over trades in a single stock which have higher transaction costs.

The Investment System is modified over time as the Adviser monitors its operation and undertakes further research of historical data. Changes to the Investment System occur as a result of, among other things, changes in market liquidity, the availability of new data (such as additional detail on historical data or data on new markets), the Adviser extracting additional information from existing data or the Adviser refining its understanding of existing data.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set out below.

EQUITIES RISK -- Equities represent ownership interests in a company or corporation. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equities in which the Fund invests will cause the value of the Fund's assets to fluctuate.

CURRENCY RISK -- As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, non-U.S. currencies, the Fund will be subject to currency risk. Currency risk is the risk that non-U.S. currencies will decline in value relative to the U.S. dollar, which would adversely affect the U.S. dollar value of an investment in the Fund. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

PORTFOLIO TURNOVER RISK -- The Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

EXCHANGE-TRADED FUNDS RISK -- The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

DEPOSITARY RECEIPTS -- Depositary receipts are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in non-U.S. securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

NON-U.S. INVESTMENT/EMERGING MARKETS RISK -- The Fund invests in securities issued by non-U.S. companies. Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

SMALL AND MEDIUM CAPITALIZATION COMPANY RISK -- Small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

LIMITATIONS ON MATHEMATICAL MODELS RISK -- The Fund utilizes the Adviser's investment approach, which is based on research into historic data and the application of that research to the development of mathematical models that attempt to forecast returns, risk, correlation and transaction costs. Many of these models are trend-following models that attempt to identify and exploit market trends. Mathematical models may be incomplete and/or flawed and there is an inherent risk that any forecasts derived from them may be inaccurate, particularly if the research or models are based on, or incorporate, inaccurate assumptions or data. Assumptions or data may be inaccurate from the outset or may become inaccurate as a result of many factors such as, changes in market structure, increased government intervention in markets or growth in assets managed in accordance with similar investment strategies. In particular, such factors may make the trend-following models of the Adviser less effective because they may lessen the prospect of identified trends occurring or continuing in the future. As a result of the foregoing, the Investment System may not generate profitable trading signals and the Fund may suffer losses.

PROCESS EXCEPTIONS RISK -- The Fund utilizes the Adviser's investment approach, which is based on mathematical models that are implemented as an automated computer-based investment system. Issues with the design, development, implementation, maintenance or operation of the Investment System; any component of the Investment System; or any processes and procedures related to the Investment System may cause losses to the Fund and such losses may be substantial.

VOLATILITY RISK -- The markets in which the Fund invests are subject to high levels of volatility. Price movements are influenced by a variety of factors, including: changing supply and demand relationships; trade, fiscal, monetary and exchange control programs and policies of governments; political and economic events and policies; changes in interest rates and rates of inflation; currency devaluations and re-evaluations; and market sentiment. Such volatility could result in significant losses to the Fund.

TEMPORARY DEFENSIVE MEASURES RISK -- The Fund may, from time to time, take temporary defensive measures which are inconsistent with the Fund's principal investment strategies in attempting to respond to, or in anticipation of, market, economic, political or other conditions. For example, during such period, all or a significant portion of the Fund's assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents, or the risk parameters applicable to the Investment System may be altered. Temporary defensive measures may be initiated by the Adviser when the Adviser judges that existing market, economic, political or other conditions may make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. The Adviser then may temporarily use these alternative strategies or parameters that are mainly designed to limit the Fund's losses, protect the Fund's gains or create liquidity in anticipation of redemptions. When such temporary defensive measures are taken, it may be more difficult for the Fund to achieve its investment objective.

TRADING OUTSIDE THE INVESTMENT SYSTEM RISK -- Most of the Adviser's investment decisions are made strictly in accordance with the output of its Investment System. However the Adviser may, in exceptional circumstances (such as the occurrence of events that fall outside the input parameters of the system), make investment decisions based on other factors and take action to override the output of the system to seek to protect the interests of the Fund's shareholders. However, the Investment System's signals may ultimately prove to be accurate and such actions may not prevent losses to the Fund and may in fact cause or exacerbate losses.

PERFORMANCE INFORMATION


The Fund has not commenced operations as of the date of this Prospectus, and therefore had no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance.


The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available by calling the Fund at (866) 330-9999.

INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT

Winton Capital US LLC serves as the investment adviser of the Fund.


David Winton Harding, Chief Executive Officer of the Adviser's parent company, Winton Capital Group Limited, will be primarily responsible for advising the Fund upon its inception.

Matthew David Beddall, Chief Investment Officer of Winton Capital Group Limited, will be primarily responsible for advising the Fund upon its inception.


FOR IMPORTANT INFORMATION ABOUT HOW TO PURCHASE AND SELL FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 16 OF THIS PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase Investor Class shares of the Winton European Equity Portfolio, the Winton U.S. Equity Portfolio or the Winton International Equity Portfolio (each, a "Fund" and together, the "Funds") for the first time, you must invest at least $2,500 in the relevant Fund. To purchase Institutional Class shares of each Fund for the first time, you must invest at least $1,000,000 in the relevant Fund. Each Fund may accept investments of smaller amounts in its sole discretion. There is no minimum subsequent investment amount for Investor Class shares or Institutional Class shares of a Fund.


If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business by contacting the Funds directly by mail at: Winton Funds, P.O. Box 588, Portland, ME 04112 or by Express Mail to Winton Funds, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101 or telephone at (866) 330-9999.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Funds.


TAX INFORMATION


Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account ("IRA"), in which case your distribution will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

Each Fund seeks to achieve long-term investment growth. A Fund's investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

This Prospectus describes each Fund's principal investment strategies and risks, and each Fund will normally invest in the types of securities and other instruments described in this Prospectus. In addition to the securities and other instruments and strategies described in this Prospectus, each Fund also may invest in other securities and instruments, use other strategies and engage in other investment practices. These investments and strategies are described in the Funds' Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this Prospectus).

MORE INFORMATION ABOUT RISK

Investing in a Fund involves risk and there is no guarantee that a Fund will achieve its investment objective. You could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities and other instruments the Fund holds. Generally, these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The following descriptions provide additional information about some of the risks of investing in the Funds:

EQUITY MARKET RISK (ALL FUNDS) -- As each Fund invests significantly in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of each Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

CURRENCY RISK (ALL FUNDS) -- Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

EXCHANGE-TRADED FUNDS RISK (ALL FUNDS) -- ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning interests of an ETF generally reflect the same risks as owning the underlying securities or other instruments in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The shares of certain ETFs may trade at a premium or discount to their intrinsic value. A premium is the amount that the shares of an ETF are trading above the ETF's reported net asset value ("NAV"), expressed as a percentage of the NAV. A discount is the amount that the shares of an ETF are trading below the ETF's reported NAV, expressed as a percentage of the NAV. For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. If a Fund purchases shares of an ETF at a time when the market price of the ETF's shares is at a premium to their NAV or sells the ETF's shares when their market price is at a discount to their NAV, this may have an adverse effect on the value of the Fund. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly.

DEPOSITARY RECEIPTS RISK (ALL FUNDS) -- American Depositary Receipts ("ADRs") are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a non-U.S. issuer. ADRs are listed and traded in the United States. Global Depositary Receipts ("GDRs") are similar to ADRs but represent shares of non-U.S.-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in non-U.S. securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.


NON-U.S. INVESTMENT/EMERGING MARKETS RISK (ALL FUNDS) -- Investing in issuers located in non-U.S. countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. Non-U.S. issuers may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about non-U.S. securities than is available about domestic securities. Income from non-U.S. securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.


Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

PROCESS EXCEPTIONS RISK (ALL FUNDS) -- Each Fund utilizes the Adviser's investment approach, which is based on mathematical models that are implemented as an automated computer-based investment system. Issues with the design, development, implementation, maintenance or operation of the Investment System; any component of the Investment System; or any processes and procedures related to the Investment System (collectively, "Process Exceptions") may cause losses to one or more of the Funds and such losses may be substantial. Process Exceptions may include, but are not limited to:

     o PROGRAMMING ERRORS -- The Adviser may make programming errors in translating its mathematical models into computer code. In addition, as a mathematical model can be expressed in computer code in multiple ways, the choice of code ultimately used may not result in the best representation of the model.

     o FAILURE OF TECHNOLOGY -- The Investment System is reliant on proprietary and third party technology. Such technology may be adversely affected by many issues, some of which may be outside of the Adviser's control, including issues associated with network infrastructure, software updates, bugs, viruses and unauthorized access.

     o INCORPORATION OF DATA -- The Adviser may incorporate inaccurate data, or make errors in incorporating data, into the Investment System.

Process Exceptions may be difficult to detect, may go undetected for long periods or may never be detected. The impact of such Process Exceptions may be compounded over time and may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly allocate trades, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk mitigating actions. Although the Adviser evaluates the materiality of any Process Exceptions that it detects, the Adviser may conclude that some are not material and may choose not to address them. Such judgments may prove not to be correct.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of each Fund's policies and procedures with respect to the circumstances under which each Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT

Winton Capital US LLC, whose principal place of business is located at 375 Park Avenue, New York, New York 10152, serves as investment adviser to each Fund. The Adviser makes investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its advisory activities.


The Adviser is a wholly-owned subsidiary of Winton Capital Group Limited, an English limited liability company. Winton Capital Group Limited and its affiliated companies (together, "Winton") provide investment advisory services to, among other investors, pension funds, pooled investment vehicles, fund of funds, sovereign wealth funds and other government entities, corporations, family offices and high net worth individuals either directly or indirectly through the management of pooled investment vehicles. As of December 31, 2015, Winton had approximately $33.8 billion in assets under advisement. Assets under advisement comprise assets in respect of which Winton has discretionary investment authority and assets in respect of which Winton has advisory but not discretionary investment authority.

The Adviser does not use a traditional portfolio manager structure when advising its clients' accounts, including the Funds. Rather, the Adviser employs a professional research team to perform statistical analysis on historical data related to financial markets in an attempt to identify profitable investment opportunities for its clients. The Adviser's research team includes individuals holding degrees in diverse fields ranging from astrophysics, machine learning, statistics, actuarial sciences and financial mathematics and is responsible for developing the Investment System that forms the basis of each Fund's investment strategy. Messrs. David Winton Harding and Matthew David Beddall, in their respective capacities as Chief Executive Officer and Chief Investment Officer of Winton Capital Group Limited, have ultimate responsibility for the Investment System and how it operates. Therefore, Messrs. Harding and Beddall are primarily responsible for advising each Fund's portfolio. Mr. Harding founded Winton in 1997, and Mr. Beddall joined Winton in 2001.


For its services to each Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of each Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding class-specific expenses (such as Rule 12b-1 fees and shareholder servicing fees), interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and non-routine expenses) from exceeding 0.76% of each Fund's average daily net assets until February 28, 2017. The Adviser may recover all or a portion of its fee reductions or expense reimbursements for a Fund within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit that was in place at the time such fee reductions or expense reimbursements were made and below the contractual expense limit that is in place at the time such fee reductions or expense reimbursements are recovered. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.


A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement will be available in each Fund's first Annual or Semi-Annual Report to Shareholders.


RELATED PERFORMANCE DATA OF COMPARABLE ACCOUNTS


With respect to each Fund, Messrs. Harding and Beddall, by virtue of the positions they hold with Winton Capital Group Limited, the parent of the Adviser, are primarily responsible for advising one or more other account(s) (each a "Comparable Account") that is advised pursuant to investment objectives, policies and strategies that is substantially similar to those of such Fund. The table below sets forth each Fund adjacent to its Comparable Account(s). With respect to each Comparable Account, the Fund to which it is advised comparably is referred to as its "Comparable Fund."


FUND                                    COMPARABLE  ACCOUNT(S)
--------------------------------------------------------------------------------
Winton European Equity Portfolio        European Equity Comparable Account
Winton U.S. Equity Portfolio            U.S. Equity Comparable Account 1
Winton International Equity Portfolio   U.S. Equity Comparable Account 2
                                        International Equity Comparable Account

The following tables show changes in the Comparable Accounts' historical annual performance and how the Comparable Accounts' average annual total returns for various periods compare with those of a broad measure of market performance. A Comparable Account is not subject to the same type of expenses to which its Comparable Fund is subject.


The performance information of each of the European Equity Comparable Account, U.S. Equity Comparable Account 1, U.S. Equity Comparable Account 2 and International Equity Comparable Account has been adjusted to reflect the estimated annualized net expenses of the Investor Class shares of its Comparable Fund for its Comparable Fund's first fiscal year, as set forth in the Annual Fund Operating Expenses table for each Comparable Fund located on page 1 of this Prospectus with respect to the Winton European Equity Portfolio, page 6 of this Prospectus with respect to the Winton U.S. Equity Portfolio and page 11 of this Prospectus with respect to the Winton International Equity Portfolio. If the performance information of each such Comparable Account had been adjusted to reflect the estimated annualized net expenses of the Institutional Class shares of its Comparable Fund for its Comparable Fund's first fiscal year, the performance information shown would be higher because Institutional Class shares are subject to lower expenses than Investor Class shares.


The manner in which the performance was calculated for a Comparable Account differs from that of registered investment companies such as its Comparable Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The performance should not be viewed as an indication of how a Fund will perform in the future. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF A FUND.

The Comparable Accounts are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for a Comparable Account could have been adversely affected if the Comparable Account was subject to the federal securities and tax laws as its Comparable Fund. All returns are stated before the imposition of federal or state income taxes. The returns shown would be lower if such taxes were taken into account.

THE INVESTMENT RESULTS FOR THE COMPARABLE ACCOUNTS ARE NOT INTENDED TO PREDICT OR SUGGEST THE FUTURE RETURNS OF A FUND. THE PERFORMANCE DATA SHOWN BELOW SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A FUND'S OWN PERFORMANCE INFORMATION.

PERFORMANCE OF THE EUROPEAN EQUITY COMPARABLE ACCOUNT 1

ANNUAL RETURNS


--------------------------------------------------------------------------------
YEAR           TOTAL RETURN     TOTAL RETURN        MSCI EUROPE NET TOTAL
              (NET OF FEES)    (GROSS OF FEES)      RETURN INDEX (USD)
--------------------------------------------------------------------------------
2015               12.48%             13.58%                  8.22%
--------------------------------------------------------------------------------
2014*               7.09%              7.76%                  3.22%
--------------------------------------------------------------------------------

*    Inception date is May 1, 2014


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

--------------------------------------------------------------------------------
TIME PERIOD         NET OF FEES     GROSS OF FEES        MSCI EUROPE NET TOTAL
                                                          RETURN INDEX (USD)
--------------------------------------------------------------------------------
1 Year                12.48%             13.58%                  8.22%
--------------------------------------------------------------------------------
Since Inception
(May 1, 2014)         11.81%             12.89%                  6.87%
--------------------------------------------------------------------------------


The MSCI Europe Net Total Return Index (USD) ("MSCI Europe Index") is a market capitalization weighted index that represents large and mid-cap securities from about fifteen developed market countries in Europe. Performance information for the MSCI Europe Index reflects no deductions for fees or expenses.

PERFORMANCE OF U.S. EQUITY COMPARABLE ACCOUNT 1

ANNUAL RETURNS

--------------------------------------------------------------------------------

YEAR         TOTAL RETURN      TOTAL RETURN             S&P 500 NET TOTAL
            (NET OF FEES)     (GROSS OF FEES)           RETURN INDEX (USD)
--------------------------------------------------------------------------------
2015           -8.50%             -7.57%                       0.75%
--------------------------------------------------------------------------------
2014*          11.73%             12.43%                      11.33%
--------------------------------------------------------------------------------

*    Inception date is May 1, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
--------------------------------------------------------------------------------
                                                              S&P 500 NET TOTAL
TIME PERIOD          NET OF FEES       GROSS OF FEES          RETURN INDEX (USD)
--------------------------------------------------------------------------------
1 Year                 -8.50%              -7.57%                    0.75%
--------------------------------------------------------------------------------
Since Inception
(May 1, 2014)           1.34%               2.33%                    7.13%
--------------------------------------------------------------------------------


The S&P 500 Net Total Return Index (USD) ("S&P 500 Index") is a market capitalization weighted index that represents the performance of 500 of the largest (by market capitalization) U.S. public companies listed on the New York Stock Exchange and/or the NASDAQ Stock Market. Performance information for the S&P 500 Index reflects no deductions for fees or expenses.


PERFORMANCE OF U.S. EQUITY COMPARABLE ACCOUNT 2

ANNUAL RETURNS


--------------------------------------------------------------------------------
YEAR           TOTAL RETURN     TOTAL RETURN        S&P 500 NET TOTAL
              (NET OF FEES)    (GROSS OF FEES)      RETURN INDEX (USD)
--------------------------------------------------------------------------------
2015*            -0.55%             -0.43%                  4.76%
--------------------------------------------------------------------------------

*    Inception date is September 14, 2015


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

--------------------------------------------------------------------------------
TIME PERIOD            NET OF FEES     GROSS OF FEES         S&P 500 NET TOTAL
                                                             RETURN INDEX (USD)
--------------------------------------------------------------------------------
Since Inception          -0.55%           -0.43%                 4.76%
(September 14, 2015)
--------------------------------------------------------------------------------


The S&P 500 Net Total Return Index (USD) ("S&P 500 Index") is a market capitalization weighted index that represents the performance of 500 of the largest (by market capitalization) U.S. public companies listed on the New York Stock Exchange and/or the NASDAQ Stock Market. Performance information for the S&P 500 Index reflects no deductions for fees or expenses.

PERFORMANCE OF THE INTERNATIONAL EQUITY COMPARABLE ACCOUNT

ANNUAL RETURNS


--------------------------------------------------------------------------------
YEAR           TOTAL RETURN     TOTAL RETURN
              (NET OF FEES)    (GROSS OF FEES)     MSCI EAFE INDEX (USD)
--------------------------------------------------------------------------------
2015              2.63%            3.72%                   -0.81%
--------------------------------------------------------------------------------
2014             -1.37%           -0.32%                   -4.90%
--------------------------------------------------------------------------------
2013*             2.80%            2.97%                    3.50%
--------------------------------------------------------------------------------

*    Inception date is November 1, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

--------------------------------------------------------------------------------
                                                                  MSCI EAFE
TIME PERIOD                   NET OF FEES     GROSS OF FEES      INDEX (USD)
--------------------------------------------------------------------------------
1 Year                           2.63%              3.72%           -0.81%
--------------------------------------------------------------------------------
Since Inception
(November 1, 2013)              -0.27%              2.93%           -1.10%
--------------------------------------------------------------------------------


The MSCI Europe, Australasia, Far East Net Total Return Index (USD) (the "MSCI EAFE Index") is a market capitalization weighted index that represents large and mid-cap securities across developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. Performance information for the MSCI EAFE Index reflects no deductions for fees or expenses.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Investor Class and Institutional Class shares of each Fund.


For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see "Taxes."


HOW TO CHOOSE A SHARE CLASS

Each Fund offers two classes of shares to investors, Investor Class shares and Institutional Class shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Investor Class shares and Institutional Class shares. Contact your financial intermediary or each Fund for more information about each Fund's share classes and how to choose between them.

----------------------------------------------------------------------------------------------------------
   SHARE
   CLASS           ELIGIBLE INVESTORS        INVESTMENT MINIMUMS         CLASS-SPECIFIC EXPENSES
   NAME
----------------------------------------------------------------------------------------------------------
                                                                         0.25% Rule 12b-1 Distribution
                   Institutional             Initial: $2,500             Fee
Investor           and individual
Class              investors                 Subsequent: None            0.15% Shareholder Services
                                                                         Fee
----------------------------------------------------------------------------------------------------------
                                             Initial: $1,000,000         No Rule 12b-1 Distribution
Institutional      Primary                                               Fee
Class              institutional
                   investors                 Subsequent: None            No Shareholder Servicing
----------------------------------------------------------------------------------------------------------

Investor Class shares and Institutional Class shares are offered to investors who purchase shares directly from each Fund or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

Each Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from a Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call (866) 330-9999.

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. Each Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the relevant Fund. You will also generally have to address your correspondence or questions regarding the relevant Fund to your institution.

Each Fund reserves the right to reject any specific purchase order for any reason. Each Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about each Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a particular Fund subject to the satisfaction of enhanced due diligence. Please contact the relevant Fund for more information.

BY MAIL

You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending the relevant Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number, the relevant Fund name and the share class.

REGULAR MAIL ADDRESS

Winton Funds
P.O. Box 588
Portland, ME 04112

EXPRESS MAIL ADDRESS

Winton Funds
c/o Atlantic Fund Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds' transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds' transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.

BY WIRE


To open an account by wire, call (866) 330-9999 for details. To add to an existing account by wire, wire your money using the wiring instructions set out below (be sure to include the Fund name, the share class, and your account number).


WIRING INSTRUCTIONS

MUFG Union Bank
Los Angeles, CA
ABA 122000496
FOR CREDIT TO:
Atlantic Shareholder Services FBO Winton Series Trust
Account # 0012286886
(Fund Name)
(Fund Account Number)

BY SYSTEMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up a systematic investment plan for Investor Class shares by mailing a completed application to a Fund. These purchases can be made monthly in amounts of at least $100. To cancel or change a plan, write to the relevant Fund at: Winton Funds, P.O. Box 588, Portland, ME 04112 (Express Mail
Address: Winton Funds, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101). Please allow up to 15 days to create the plan and 3 days to cancel or change it. A systematic investment plan is not available for Institutional Class shares.

PURCHASES IN-KIND

Subject to the approval of the relevant Fund, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by such Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with such Fund's valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the relevant Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by such Fund. Each Fund reserves the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.


Each Fund's price per share will be the NAV per share next determined after a Fund receives your purchase order in proper form. "Proper form" means that the relevant Fund was provided a complete and signed account application, including the investor's social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.


Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the relevant Fund must receive your order in proper form before 4:00 p.m., Eastern Time, that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- each Fund reserves the right to calculate NAV as of the earlier closing time. No Fund will accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from each Fund through its transfer agent, you may also buy or sell shares of each Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the relevant Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the relevant Fund prior to the time such Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the relevant Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the relevant Fund after the time NAV is calculated for a particular day will receive the following day's NAV.


Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of each Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at each Fund's NAV next computed after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of each Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with each Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.


HOW THE FUNDS CALCULATE NAV

The NAV for one Fund share is the value of that share's portion of the net assets of a Fund.


In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust's Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that each Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


With respect to non-U.S. securities held by a Fund, such Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any non-U.S. securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which a Fund prices its shares, the value a Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, each Fund may consider the performance of securities on their primary exchanges, non-U.S. currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.


Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

FUND CODES

Each Fund's reference information, which is listed below, will be helpful to you when you contact each Fund to purchase shares, check daily NAV, or obtain additional information.

--------------------------------------------------------------------------------
FUND NAME                            TICKER SYMBOL       CUSIP       FUND CODE
--------------------------------------------------------------------------------
Winton European Equity Portfolio
--------------------------------------------------------------------------------
  Investor Class Shares                  WEERX         976504308      268-004
--------------------------------------------------------------------------------
  Institutional Class Shares             WEEPX         976504407      268-003
--------------------------------------------------------------------------------
Winton U.S. Equity Portfolio
--------------------------------------------------------------------------------
  Investor Class Shares                  WUERX         976504506      268-006
--------------------------------------------------------------------------------
  Institutional Class Shares             WUEPX         976504605      268-005
--------------------------------------------------------------------------------
Winton International Equity
Portfolio
--------------------------------------------------------------------------------
  Investor Class Shares                  WIERX         976504704      268-008
--------------------------------------------------------------------------------
  Institutional Class Shares             WIEPX         976504803      268-007
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting a Fund directly by mail or telephone at (866) 330-9999.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by each Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the relevant Fund in writing.

To protect you and each Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

     o    written requests to redeem $100,000 or more;

     o    changes to a shareholder's record name or account registration;

     o paying redemption proceeds from an account for which the address has changed within the last 30 days;

     o sending redemption and distribution proceeds to any person, address or financial institution account not on record;

     o sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

     o adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Each Fund participates in the Paperless Legal Program (the "PLP"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the PLP and may not require additional documentation. Please contact Shareholder Services at (866) 330-9999 for more information.

The sale price of each share will be the next NAV determined after a Fund (or an authorized broker) receives your request.

BY MAIL

To redeem shares by mail, please send a letter to the relevant Fund signed by all registered parties on the account specifying:



     o    The Fund name;


     o    The share class


     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

Winton Funds
P.O. Box 588
Portland, ME 04112

EXPRESS MAIL ADDRESS

Winton Funds
c/o Atlantic Fund Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101


The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Funds' transfer agent. The share price used to fill the sell order is the next price determined by a Fund after the Funds' transfer agent receives the order in proper form at its office, not at the P.O. Box provided for regular mail delivery.


BY TELEPHONE


To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call (866) 330-9999 to redeem your shares. Based on your instructions, the relevant Fund will mail your proceeds to you, or send them to your bank via wire or ACH.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)


If your Investor Class share account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the relevant Fund. A systematic withdrawal plan is not available for Institutional Class shares.


RECEIVING YOUR MONEY


Normally, each Fund will send your sale proceeds within seven days after the relevant Fund receives your request. Your proceeds can be wired to your bank account (but may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with each Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN-KIND


Each Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). Each Fund may also redeem in-kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.


INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100 because of redemptions, you may be required to sell your shares. Each Fund will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in their sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


Each Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.


TELEPHONE TRANSACTIONS


Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although each Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, a Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.


EXCHANGING SHARES

At no charge, you may exchange shares of one Fund for shares of another Fund or another fund, if any, that is a series of the Trust (each, a "Winton Fund") by writing to or calling the relevant Fund. Shares of such other Winton Funds, if any, which are currently available for investment will be offered under one or more different prospectuses. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

At no charge, you may also convert one class of shares of a Fund directly to the other class of shares of that Fund, subject to the fees and expenses of such other class of shares, and provided that you meet the eligibility requirements applicable to investing in such other class of shares, as set forth in this Prospectus. An exchange between share classes of a Fund is not a taxable event.


The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of each Fund. For more information about each Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of a Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

DISTRIBUTION PLAN

The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for Investor Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class shares of a Fund is 0.25%.

SHAREHOLDER SERVICING PLAN

Each Fund has adopted a shareholder servicing plan that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund's Investor Class shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services.

OTHER PAYMENTS BY THE FUNDS

The Funds may enter into agreements with financial intermediaries pursuant to which a Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees a Fund may pay to financial intermediaries pursuant to the Funds' distribution plan or shareholder servicing plan.

OTHER PAYMENTS BY THE ADVISER

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of a Fund available to their customers or registered representatives, including providing a Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting a Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund's shares.


Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring a Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because each Fund may invest in non-U.S. securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more non-U.S. securities held by a Fund takes place after the close of the primary non-U.S. market, but before the time that each Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the non-U.S. market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund's shares if the prices of the Fund's non-U.S. securities do not reflect their fair value. Although each Fund has procedures designed to determine the fair value of non-U.S. securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.


The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, each Fund's service providers may consider the trading history of accounts under common ownership or control. Each Fund's policies and procedures include:


     o Shareholders are restricted from making more than four (4) "round trips," into or out of a Fund within any 12-month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. Each Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of each Fund's long-term shareholders. A Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in each Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in each Fund for their customers through which transactions are placed. Each Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If a Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in Fund shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

Each Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, a Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

Each Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, each Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of each Fund, your application will be rejected.

Subject to each Fund's right to reject purchases as described in this Prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

Each Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of a Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of each Fund's overall obligation to deter money laundering under federal law. Each Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, each Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.


UNCLAIMED PROPERTY

Each state has rules governing the definition and treatment of unclaimed property. Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once property is flagged as unclaimed, an attempt is made to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling (866) 330-9999.


DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income at least annually and makes distributions of its net realized capital gains, if any, annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify a Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


YOU SHOULD ALWAYS CONSULT YOUR TAX ADVISER FOR SPECIFIC GUIDANCE REGARDING THE FEDERAL, STATE AND LOCAL TAX EFFECTS OF YOUR INVESTMENT IN EACH FUND. The following is a summary of the U.S. federal income tax consequences of investing in each Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain non-U.S. corporations (e.g., non-U.S. corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year each Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Each sale of shares of a Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.


U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of each Fund).

Each Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, each Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, each Fund will use a default cost basis method which can be obtained from the Fund or the administrator. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by each Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because each Fund intends to invest in non-U.S. securities, it may be subject to non-U.S. withholding taxes with respect to dividends or interest received from sources in non-U.S. countries. If more than 50% of the total assets of a Fund consist of non-U.S. securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect non-U.S. taxes paid on your income tax return.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


Because the Funds had not commenced operations as of the fiscal year ended October 31, 2015, financial highlights for the Funds are not available.

ADDITIONAL NOTICES

S&P

The S&P 500 Index is a product of S&P Dow Jones Indices LLC ("SPDJI"). Standard & Poor's([R]), S&P([R]) and S&P 500([R]) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P").

MSCI

The MSCI information may only be used for internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

                              WINTON SERIES TRUST

                        WINTON EUROPEAN EQUITY PORTFOLIO
                          WINTON U.S. EQUITY PORTFOLIO
                     WINTON INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT ADVISER

Winton Capital US LLC
375 Park Avenue
New York, New York 10152

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about each Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2016, includes detailed information about Winton Series Trust and each Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list each Fund's holdings and contain information regarding each Fund's investment strategies and recent market conditions and trends and their impact on Fund performances. The reports also contain detailed financial information about each Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: (866) 330-9999

BY MAIL: Winton Funds
         P.O. Box 588
         Portland, ME 04112

BY INTERNET: www.wintonfunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports for each Fund, as well as other information about Winton Series Trust, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-23004.


                                                                 WIN-PS-001-0300

                      STATEMENT OF ADDITIONAL INFORMATION

                         WINTON GLOBAL EQUITY PORTFOLIO
                         (INVESTOR CLASS SHARES: WGERX)
                      (INSTITUTIONAL CLASS SHARES: WGEPX)

                        WINTON EUROPEAN EQUITY PORTFOLIO
                         (INVESTOR CLASS SHARES: WEERX)
                      (INSTITUTIONAL CLASS SHARES: WEEPX)

                          WINTON U.S. EQUITY PORTFOLIO
                         (INVESTOR CLASS SHARES: WUERX)
                      (INSTITUTIONAL CLASS SHARES: WUEPX)

                     WINTON INTERNATIONAL EQUITY PORTFOLIO
                         (INVESTOR CLASS SHARES: WIERX)
                      (INSTITUTIONAL CLASS SHARES: WIEPX)

                     EACH, A SERIES OF WINTON SERIES TRUST

                                 MARCH 1, 2016

                              INVESTMENT ADVISER:
                             WINTON CAPITAL US LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of Winton Series Trust (the "Trust") and the Winton Global Equity Portfolio, Winton European Equity Portfolio, Winton U.S. Equity Portfolio, and Winton International Equity Portfolio (each, a "Fund" and collectively, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectuses dated March 1, 2016 (the "Prospectuses"). Capitalized terms not defined herein are defined in the Prospectuses. The financial statements for the Winton Global Equity Portfolio, including notes thereto, and the report of KPMG LLP for the fiscal period ended October 31, 2015 are contained in the 2015 Annual Report to Shareholders and are incorporated by reference into and are deemed to be a part of this SAI. A copy of the 2015 Annual Report accompanies delivery of this SAI. Shareholders may obtain copies of the Prospectuses or Annual and Semi-Annual Reports free of charge by writing to the Funds at Winton Funds, P.O. Box 588, Portland, ME 04112 or by Express Mail to Winton Funds, c/o Atlantic Fund Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101, or by calling the Funds at (866) 330-9999.

TABLE OF CONTENTS

THE TRUST ................................................................  S-1
DESCRIPTION OF PERMITTED INVESTMENTS .....................................  S-2
INVESTMENT LIMITATIONS ................................................... S-28
THE ADVISER .............................................................. S-30
PORTFOLIO MANAGEMENT ..................................................... S-31
THE ADMINISTRATOR ........................................................ S-33
THE DISTRIBUTOR .......................................................... S-33
PAYMENTS TO FINANCIAL INTERMEDIARIES ..................................... S-34
THE TRANSFER AGENT ....................................................... S-36
THE CUSTODIAN ............................................................ S-36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................ S-36
LEGAL COUNSEL ............................................................ S-36
TRUSTEES AND OFFICERS OF THE TRUST ....................................... S-36
PURCHASING AND REDEEMING SHARES .......................................... S-45
DETERMINATION OF NET ASSET VALUE ......................................... S-45
TAXES .................................................................... S-47
FUND TRANSACTIONS ........................................................ S-54
PORTFOLIO HOLDINGS ....................................................... S-57
DESCRIPTION OF SHARES .................................................... S-58
LIMITATION OF TRUSTEES' LIABILITY ........................................ S-58
PROXY VOTING ............................................................. S-58
CODES OF ETHICS .......................................................... S-59
5% AND 25% SHAREHOLDERS .................................................. S-59
APPENDIX A -- DESCRIPTION OF RATINGS .....................................  A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES .......................  B-1

March 1, 2016                                                   WIN-SX-001-0200

THE TRUST

GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 6, 2014 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional series. Each series is a separate mutual fund, and each share of each series represents an equal proportionate interest in that series. All consideration received by the Trust for shares of any series and all assets of such series belong solely to that series and would be subject to liabilities related thereto. Each series of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the series's other expenses, including audit and legal expenses. Expenses attributable to a specific series shall be payable solely out of the assets of that series. Expenses not attributable to a specific series are allocated across all of the series on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of each Fund in Institutional Class shares and Investor Class shares. The different classes provide for variations in distribution and shareholder servicing fees and minimum investment requirements. The Trust reserves the right to create and issue additional classes of shares. Minimum investment requirements and investor eligibility are described in the Prospectuses. For more information on distribution expenses and shareholder servicing expenses, see the section titled "Payments to Financial Intermediaries" in this SAI.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the shareholder action or meeting. Each series of the Trust will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees of the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Trustees" or the "Board") under certain circumstances.
Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

REORGANIZATIONS AND MERGERS. Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DIVERSIFICATION. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RELATED RISKS

Each Fund's investment objective and principal investment strategies are described in the Prospectuses. The following information supplements, and should be read in conjunction with, the Prospectuses. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those stated below under the heading "Investment Limitations."

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (together, "Depositary Receipts"), are certificates evidencing ownership of shares of a non-U.S. issuer. Depositary Receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary Receipts are alternatives to directly purchasing the underlying non-U.S. securities in their national markets and currencies. However, Depositary Receipts continue to be subject to many of the risks associated with investing directly in non-U.S. securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.
With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of the Funds' investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of non-U.S. issuers.

Investments in the securities of non-U.S. issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. See "Risks of Non-U.S. Securities" below.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships ("MLPs"). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value ("NAV") of the Fund to fluctuate. The Funds purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o ALTERNATIVE ENTITY SECURITIES. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

o EXCHANGE-TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. The risks of owning interests of an ETF generally reflect the same risks as owning the underlying securities or other instruments in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. An ETF holds a portfolio of securities that is either actively managed by its investment adviser or is passively managed and designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.
     S. or non-U. S. markets while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U. S. or non-U. S. markets. The shares of certain ETFs may trade at a premium or discount to their intrinsic value. A premium is the amount that the shares of an ETF are trading above the ETF's reported NAV, expressed as a percentage of the NAV. A discount is the amount that the shares of an ETF are trading below the ETF's reported NAV, expressed as a percentage of the NAV. For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. If a Fund purchases shares of an ETF at a time when the market price of the ETF's shares is at a premium to their NAV or sells the ETF's shares when their market price is at a discount to their NAV, this may have an adverse effect on the value of the Fund. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. See also "Securities of Other Investment Companies" below.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U. S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

     The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

     Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

* Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

* Factors affecting an entire industry, such as increases in production costs; and

* Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders. Although the REIT structure originated in the United States, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Funds invest may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Funds' investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

INITIAL PUBLIC OFFERINGS ("IPOS"). Each Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds' investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

NON-U.S. SECURITIES. Non-U.S. securities include equity securities of non-U.S. entities, obligations of non-U.S. branches of U.S. banks and of non-U.S. banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and non-U.S. securities.

     o EMERGING MARKETS. Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

     o INVESTMENT FUNDS. Some emerging countries currently prohibit direct non-U. S. investment in the securities of their companies. Certain emerging countries, however, permit indirect non-U. S. investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of Winton Capital US LLC (the "Adviser")), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

RISKS OF NON-U.S. SECURITIES:

Non-U.S. securities, non-U.S. currencies, and securities issued by U.S. entities with substantial non-U.S. operations may involve significant risks in addition to the risks inherent in U.S. investments. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of non-U.S. deposits, the possible establishment of exchange controls or taxation at source, greater fluctuations in value due to changes in exchange rates or the adoption of other non-U.S. governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

     o POLITICAL AND ECONOMIC FACTORS. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of non-U.S. investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in non-U.S. securities:

          * The economies of non-U. S. countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self- sufficiency, budget deficits and national debt;

          * Non-U. S. governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

          * The economies of many non-U. S. countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

          * The internal policies of a particular non-U. S. country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

          *    A non-U. S. government may act adversely to the interests of U.
               S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U. S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Funds' ability to invest in a particular country or make it very expensive for the Funds to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

     o INFORMATION AND SUPERVISION. There is generally less publicly available information about non- U. S. companies than companies based in the United States. For example, there are often no reports and ratings published about non-U. S. companies comparable to the ones written about U. S. companies. Non-U. S. companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U. S. companies. The lack of comparable information makes investment decisions concerning non-U. S. companies more difficult and less reliable than domestic companies. Non-U. S. branches of U. S. banks and non-U. S. banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U. S. banks.

     o STOCK EXCHANGE AND MARKET RISK. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for non-U. S. securities. Non-U. S. stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Non-U. S. stock markets tend to differ from those in the United States in a number of ways.

Non-U.S.  stock markets:

          * are generally more volatile than, and not as developed or efficient as, those in the United States;

          *    have substantially less volume;

          * trade securities that tend to be less liquid and experience rapid and erratic price movements;

          * have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

          * employ trading, settlement and custodial practices less developed than those in U.S. markets; and

          * may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Non-U.S. markets may offer less protection to shareholders than U.S. markets because:

          * non-U.S. accounting, auditing, and financial reporting requirements may render a non-U.S. corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

          * adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

          * in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

          * over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

          * economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

          * restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than non-U.S. securities of the same class that are not subject to such restrictions.

     o FOREIGN CURRENCY RISK. While each Fund denominates its NAV in U. S. dollars, the securities of non-U. S. companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U. S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

          * It may be expensive to convert foreign currencies into U. S. dollars and vice versa;

          * Complex political and economic factors may significantly affect the values of various currencies, including the U. S. dollar, and their exchange rates;

          * Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

          * There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

          * Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

          * The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

     o TAXES. Certain non-U. S. governments levy withholding taxes on dividend and interest income as well as on capital gains. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

     o EMERGING MARKETS. Investing in emerging markets may magnify the risks of non-U. S. investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

          *    Have relatively unstable governments;

          * Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

          * Offer less protection of property rights than more developed countries; and

          * Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Rating Services ("S&P") or Moody's Investor Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A -- Description of Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation ("Farmer Mac").

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 -- Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to 270 days.

INVESTMENT GRADE FIXED INCOME SECURITIES. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See "Appendix A -Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

DEBT SECURITIES. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

     o CORPORATE BONDS. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

     o MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

          Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

          Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. If repurchase agreements are utilized by the Funds, the Adviser will implement policies and procedures designed to minimize the risks inherent in such agreements and to monitor compliance with such policies and procedures. These will include matters such as effecting repurchase transactions only (i) with creditworthy financial institutions; (ii) which provide that the underlying collateral at all times will have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code, (iii) which provide that the custodian or its agent must take possession of the underlying collateral and in the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral and (iv) which involve repurchase agreements that do not mature within seven days if any such agreement, together with any other illiquid assets held by a Fund, amounts to more than 15% of the Fund's total assets. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. If reverse repurchase agreements are utilized by the Funds, the Adviser will implement policies and procedures designed to minimize the risks inherent in such agreements and to monitor compliance with such policies and procedures. These procedures will include matters such as the earmarking on the books of the Funds or the placing in a segregated account of cash or liquid securities having a value equal to the repurchase price (including accrued interest).

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Unless an exception is available,
Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange-Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to certin ETFs and procedures approved by the Board, a Fund may invest in such ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as interest rates) or a market benchmark. Unless otherwise stated in the Prospectuses, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, each Fund may use instruments and techniques that are not presently contemplated, but which may be subsequently developed, to the extent such use is consistent with the relevant Fund's investment objectives and is legally permissible.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are "earmarked" on the Fund's books) in accordance with the requirements and interpretations of the SEC and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund's coverage requirements.

As a result of recent amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a "commodity pool operator" ("CPO").

Consistent with the CFTC's new regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser's ability to implement the Funds' investment strategies and may adversely affect the Funds' performance.

TYPES OF DERIVATIVES:

FUTURES. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as "contract markets") approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market." Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or "OTC" options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

* PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     *    Allowing it to expire and losing its entire premium;

     * Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     *    Closing it out in the secondary market at its current price.

* SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options, as described below, may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only "covered" options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

     * The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     * A call option on the same security or index with the same or lesser exercise price;

     * A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

     * Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     * In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

     *    Entering into a short position in the underlying security;

     * Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     * Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     *    Maintaining the entire exercise price in liquid securities.

* OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

* OPTIONS ON CREDIT DEFAULT SWAPS

An option on a credit default swap ("CDS") gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

* OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

* OPTIONS ON FOREIGN CURRENCIES

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options under the same circumstances that they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

* COMBINED POSITIONS

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     * Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

     * Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

     *    Do not require an initial margin deposit; and

     * May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

* FOREIGN CURRENCY HEDGING STRATEGIES

A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

EQUITY-LINKED SECURITIES. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of securities, or sometimes a single stock (referred to as "equity-linked securities"). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

SWAP AGREEMENTS. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds' gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the swap agreement.

* EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

* TOTAL RETURN SWAPS

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument--which may be a single asset, a pool of assets or an index of assets--during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

* CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

* CONTRACTS FOR DIFFERENCES

The Adviser may enter into contracts for differences ("CFDs") on individual equity securities. CFDs are privately negotiated contracts between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, I.E., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honour its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract may be reduced. To the extent that there is an imperfect correlation between the return on a Fund's obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Fund's financial risk.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds' gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

CORRELATION OF PRICES. The Funds' ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

* current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

* a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

* differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Funds' non-U.S. Dollar-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds' investments precisely over time.

LACK OF LIQUIDITY. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

* have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

*    have to purchase or sell the instrument underlying the contract;

*    not be able to hedge its investments; and/or

*    not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

* an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

* unusual or unforeseen circumstances may interrupt normal operations of an exchange;

* the facilities of the exchange may not be adequate to handle current trading volume;

* equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

* investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

PRICING RISK. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

MARGIN. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE. The Funds' use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

*    actual and anticipated changes in interest rates;

*    fiscal and monetary policies; and

*    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

GOVERNMENT REGULATION. The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds' use of derivatives. Where the Funds use derivatives, and depending on the manner in which such rules are implemented, the rules could adversely impact the Funds' ability to achieve their investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Funds' illiquid securities are subject to the risk that a security's fair value price may differ from the actual price which a Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Funds. Under the supervision of the Board, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Each Fund will not hold more than 15% of its net assets in illiquid securities.

SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3 % of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

Each Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

RESTRICTED SECURITIES. The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Funds may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Funds may invest in to the Adviser.

SHORT SALES. Each Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. A Fund will not sell a security short if, as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund's total assets. This limitation does not apply to short sales against the box.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD-DELIVERY TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed-delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

Each Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

RISKS OF CYBER ATTACKS. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds' operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or their service providers (including the Adviser and the Administrator (as defined below)) may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds' ability to calculate their NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs in trying to mitigate or prevent the risk of cyber attacks. There can be no assurance that the Funds, the Funds' service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

1. Each Fund may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. A Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that each Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

3. Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Funds are non-fundamental and may be changed by the Board without shareholder approval.

1. A Fund may not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. A Fund may not borrow money from a bank in an amount exceeding one-third of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing.

3. A Fund may not make loans if, as a result, more than one-third of its total assets (including the loan collateral) would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the SAI.

4. A Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Funds from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5. Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

6. A Fund may not purchase an investment if, as a result, more than 15% of the value of the Fund's net assets would be invested in illiquid securities.

7. The Winton Global Equity Portfolio may not change its policy to invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities without 60 days' prior written notice to shareholders.

8. The Winton European Equity Portfolio may not change its policy to invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of European companies without 60 days' prior written notice to shareholders.

9. The Winton U.S. Equity Portfolio may not change its policy to invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of U.S. companies without 60 days' prior written notice to shareholders.

10. The Winton International Equity Portfolio may not change its policy to invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies other than U.S. or Canadian companies without 60 days' prior written notice to shareholders.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. For purposes of the Funds' concentration policy, each Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

COMMODITIES. The 1940 Act does not directly restrict an investment company's ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

GENERAL. Winton Capital US LLC, a Delaware limited liability company whose principal place of business is located at 375 Park Avenue, New York, New York 10152, is a professional investment advisory firm registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Winton Capital Group Limited ("WCG"), an English limited liability company located at Grove House, 27 Hammersmith Grove, London W6 0NE, United Kingdom. As of December 31, 2015, WCG and its affiliated companies (together "Winton") had approximately $33.8 billion in assets under advisement. Assets under advisement comprises assets in respect of which Winton has discretionary investment authority and assets in respect of which Winton has advisory but not discretionary investment authority.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to each Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based of 0.40% of the average daily net assets of each Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding class-specific expenses (such as Rule 12b-1 fees and shareholder servicing fees), interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses) from exceeding 0.76% of each Fund's average daily net assets until February 28, 2017. The Adviser may recover all or a portion of its fee reductions or expense reimbursements for a Fund within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund's Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit that was in place at the time such fee reductions or expense reimbursements were made and below the contractual expense limit that is in place at the time such fee reductions or expense reimbursements are recovered. This agreement may be terminated: (i) by the Board for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2017.

For the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Winton Global Equity Portfolio paid the following in advisory fees(1):

--------------------------------------------------------------------------------
                                CONTRACTUAL    FEES WAIVED    TOTAL FEES
                               ADVISORY FEES       BY THE     PAID TO THE
                                    PAID         ADVISER       ADVISER
--------------------------------------------------------------------------------
Winton Global Equity Portfolio     $87,706       $87,706(2)      $0
--------------------------------------------------------------------------------

(1) The Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio were not in operation during the period.

(2) For the period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Adviser additionally reimbursed fees of $257,914 for the Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.

PORTFOLIO MANAGEMENT

This section includes information about David Winton Harding and Matthew David Beddall, as the persons who have ultimate responsibility for the Funds' investment system and how it operates and who are, therefore, primarily responsible for advising the Funds' portfolios, including information about other accounts they advise, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. Compensation for Messrs. Harding and Beddall includes a fixed salary and (in the case of Mr. Beddall) may include a quarterly bonus (a portion of which may be deferred). The bonuses paid may be tied, in part, to the performance of the Funds or any other fund(s) advised by the Adviser or its affiliates. In addition, a portion of the bonus paid may be based on a variety of factors, including the financial performance of Winton and execution of the individual's responsibilities. Compensation is assessed in accordance with a remuneration policy (designed to support key business strategies without creating incentives for undue risk-taking) and is subject to approval by a remuneration committee chaired by an independent non-executive director of Winton.

FUND SHARES OWNED. The following table shows the dollar amount range of each of Messrs. Harding's and Beddall's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

--------------------------------------------------------------------------------
NAME                                  DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------
David Winton Harding                              None
--------------------------------------------------------------------------------
Matthew David Beddall                             None
--------------------------------------------------------------------------------

(1)  Valuation date is October 31, 2015.

OTHER ACCOUNTS. In addition to the Funds, Messrs. Harding and Beddall are responsible for the day-today advisement of certain other accounts, as listed below ("Other Accounts"). The information below is provided as of October 31, 2015, and excludes accounts where Winton has advisory but not discretionary authority.


------------------------------------------------------------------------------------------------------
                            REGISTERED             OTHER POOLED
                     INVESTMENT COMPANIES        INVESTMENT VEHICLES           OTHER ACCOUNTS
                  ------------------------------------------------------------------------------------
                   NUMBER OF   TOTAL ASSETS    NUMBER OF   TOTAL ASSETS    NUMBER OF    TOTAL ASSETS
NAME               ACCOUNTS   (IN MILLIONS)    ACCOUNTS    (IN MILLIONS)   ACCOUNTS     (IN MILLIONS)
------------------------------------------------------------------------------------------------------
David Winton         2(1)       $19.3(1)          64(2)      $31,613.0(2)     9(3)       $1,060.4(3)
Harding
------------------------------------------------------------------------------------------------------
Matthew David        2(1)       $19.3(1)          64(2)      $31,613.0(2)     9(3)       $1,060.4(3)
Beddall
------------------------------------------------------------------------------------------------------

(1) Includes 1 account with assets under advisement of approximately $9.7 million that are subject to performance-based advisory fees.

(2) Includes 62 accounts with assets under advisement of approximately $31,243.2 million that are subject to performance-based advisory fees.

(3) Includes 3 accounts with assets under advisement of approximately $415.8 million that are subject to performance-based advisory fees.

CONFLICTS OF INTEREST. A potential conflict of interest may arise as a result of the Adviser's provision of advisory services to Other Accounts. Other Accounts may pay higher management fees and/or performance fees than the Funds and this could create an incentive for the Adviser to favor such funds in the allocation of investment opportunities.

The Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflict regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Adviser uses an allocation algorithm designed to allocate all filled orders ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated order may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Adviser and its investment personnel may hold investments in Other Accounts. This may create an incentive for the Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the requirement that any material changes to the Adviser's investment system must be tested, reviewed and approved by the Adviser's investment management meeting; (ii) the fact that the Adviser's investment system is designed to achieve long-term capital appreciation as opposed to short-term profits; and
(iii) the fact that most of the Adviser's investments are made in accordance with the signals produced by its investment system.

Certain broker-dealers that the Adviser may use to execute Fund transactions are also clients of the Adviser and/or may refer clients to the Adviser, which creates potential conflicts of interest. These conflicts are addressed by the fact that the Adviser adheres to a policy that prohibits the Adviser from considering any factor other than best execution for its clients when the Adviser executes client transactions.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust with its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as administrator and fund accountant of the Trust. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. As fund accountant, the Administrator provides accounting and bookkeeping services for each Fund, including the calculation of each Fund's NAV.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Winton Global Equity Portfolio paid the following amount for these services(1):

--------------------------------------------------------------------------------
FUND                                                CONTRACTUAL FEE PAID
--------------------------------------------------------------------------------
Winton Global Equity Portfolio                             $117,369
--------------------------------------------------------------------------------

(1) The Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio were not in operation during the period.

THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement ("Distribution Agreement"), whereby the Distributor acts as principal underwriter for the Trust's shares.

The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, with respect to each Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan with respect to the Investor Class Shares (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund(s) grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund(s) may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority ("FINRA") rules concerning sales charges.

PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Winton Global Equity Portfolio paid the Distributor the following fees pursuant to the Plan, with no distribution fees retained by the Distributor(1):

--------------------------------------------------------------------------------
FUND                                                CONTRACTUAL FEE PAID
--------------------------------------------------------------------------------
Winton Global Equity Portfolio                                $226
--------------------------------------------------------------------------------

(1) The Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio were not in operation during the period.

SHAREHOLDER SERVICING PLAN. The Funds have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Class Shares of the Funds will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and administrative services, including: (i) maintaining shareholder accounts;
(ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

OTHER PAYMENTS BY THE FUNDS. The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds' distribution plan and shareholder servicing plan.

OTHER PAYMENTS BY THE ADVISER. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail or institutional distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail or institutional distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

Atlantic Shareholder Services, LLC (the "Transfer Agent"), Three Canal Plaza, Portland, Maine 04101, serves as the Funds' transfer agent.

THE CUSTODIAN

MUFG Union Bank, N.A. (the "Custodian"), 350 California Street, 6th Floor, San Francisco, California 94104, serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by KPMG LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of the Funds, at which time certain of the Funds' service providers present the Board with information concerning the investment objectives, strategies and risks of the Funds as well as proposed investment limitations for the Funds. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer (the "Chief Compliance Officer"), as well as personnel of the Adviser and other service providers, such as the Funds' independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, following an initial two year term, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds' investments, including, for example, portfolio holdings schedules and reports on the Adviser's use of derivatives in managing the Funds, if any, as well as reports on the Funds' investments in ETFs, if any.

The Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

MEMBERS OF THE BOARD. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("Independent Trustees"). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an Independent Trustee, serves as the lead Independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and Governance Committee. The Audit Committee and Governance Committee are chaired by an Independent Trustee and composed of all of the Independent Trustees. In addition, the Board has a lead Independent Trustee.

In his role as Chairman, Mr. Doran, among other things: (i) presides over board meetings; (ii) oversees the development of agendas for Board meetings; (iii) facilitates communication between the Trustees and management; and (iv) has such other responsibilities as the Board determines from time to time.

In his role as lead Independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Unless otherwise noted, the business address of each Trustee is c/o Winton Series Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

------------------------------------------------------------------------------------------------------------------------------------
                                            PRINCIPAL
                                            OCCUPATIONS          NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
NAME AND                POSITION WITH       IN THE PAST 5        IN FUND COMPLEX(1)          HELD IN THE PAST 5
YEAR OF BIRTH           TRUST               YEARS                OVERSEEN BY TRUSTEE         YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
William M.              Chairman of         Self-Employed                5                   Current Directorships:
Doran                   the Board of        Consultant                                       Trustee of The
(Born: 1940)            Trustees(2)         since 2003.                                      Advisors' Inner Circle
                        (since 2014)        Partner at                                       Fund, The Advisors'
                                            Morgan, Lewis                                    Inner Circle Fund II,
                                            & Bockius                                        The Advisors' Inner
                                            LLP (law firm)                                   Circle Fund III, Bishop
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            PRINCIPAL
                                            OCCUPATIONS          NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
NAME AND                POSITION WITH       IN THE PAST 5        IN FUND COMPLEX(1)          HELD IN THE PAST 5
YEAR OF BIRTH           TRUST               YEARS                OVERSEEN BY TRUSTEE         YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                            from 1976 to                                     Street Funds, O'Connor
                                            2003. Counsel                                    EQUUS (closed-end
                                            to the Trust,                                    investment company),
                                            SEI                                              Winton Diversified
                                            Investments,                                     Opportunities Fund
                                            SIMC, the                                        ("WDOF") (closed-end
                                            Administrator                                    investment company),
                                            and the                                          Gallery Trust, SEI Daily
                                            Distributor.                                     Income Trust, SEI
                                                                                             Institutional
                                                                                             International Trust, SEI
                                                                                             Institutional Investments
                                                                                             Trust, SEI Institutional
                                                                                             Managed Trust, SEI
                                                                                             Liquid Asset Trust, SEI
                                                                                             Asset Allocation Trust,
                                                                                             SEI Tax Exempt Trust,
                                                                                             Adviser Managed Trust,
                                                                                             New Covenant Funds,
                                                                                             SEI Insurance Products
                                                                                             Trust, The KP Funds
                                                                                             and SEI Catholic Values
                                                                                             Trust. Director of SEI
                                                                                             Investments (Europe),
                                                                                             Limited, SEI
                                                                                             Investments--Global
                                                                                             Funds Services, Limited,
                                                                                             SEI Investments Global,
                                                                                             Limited, SEI
                                                                                             Investments (Asia),
                                                                                             Limited, SEI Global
                                                                                             Nominee Ltd., SEI
                                                                                             Investments -- Unit Trust
                                                                                             Management (UK)
                                                                                             Limited and SEI
                                                                                             Investments Co.
                                                                                             Director of the
                                                                                             Distributor since 2003.

                                                                                             Former Directorships:
                                                                                             Director of SEI Alpha
                                                                                             Strategy Portfolios, LP
                                                                                             to 2013.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Jon C. Hunt             Trustee             Retired since                5                   Current Directorships:
(Born: 1951)            (since 2014)        2013.                                            Trustee of City National
                                            Consultant to                                    Rochdale Funds, The
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            PRINCIPAL
                                            OCCUPATIONS          NUMBER OF PORTFOLIOS        OTHER DIRECTORSHIPS
NAME AND                POSITION WITH       IN THE PAST 5        IN FUND COMPLEX(1)          HELD IN THE PAST 5
YEAR OF BIRTH           TRUST               YEARS                OVERSEEN BY TRUSTEE         YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                            Management,                                      Advisors' Inner Circle
                                            Convergent                                       Fund III, O'Connor
                                            Capital                                          EQUUS (closed-end
                                            Management,                                      investment company),
                                            LLC ("CCM")                                      WDOF (closed-end
                                            from 2012 to                                     investment company)
                                            2013.                                            and Gallery Trust.
                                            Managing                                         Member of Independent
                                            Director and                                     Committee of Nuveen
                                            Chief                                            Commodities Asset
                                            Operating                                        Management.
                                            Officer, CCM
                                            from 1998 to
                                            2012.
------------------------------------------------------------------------------------------------------------------------------------
Thomas P.               Trustee             Retired since                5                   Current Directorships:
Lemke                   (since 2014)        2013.                                            Trustee of AXA Premier
(Born: 1954)                                Executive Vice                                   VIP Trust, The
                                            President and                                    Advisors' Inner Circle
                                            General                                          Fund III, O'Connor
                                            Counsel, Legg                                    EQUUS (closed-end
                                            Mason, Inc.                                      investment company),
                                            from 2005 to                                     WDOF (closed-end
                                            2013.                                            investment company),
                                                                                             Gallery Trust and JP
                                                                                             Morgan Active ETFs.

                                                                                             Former Directorship:
                                                                                             Director of Victory
                                                                                             Funds to 2015.
------------------------------------------------------------------------------------------------------------------------------------
Randall S.              Trustee             Co-Founder                   5                   Current Directorships:
Yanker                  (since 2014)        and Senior                                       Trustee of The
(Born: 1960)                                Partner,                                         Advisors' Inner Circle
                                            Alternative                                      Fund III, O'Connor
                                            Asset                                            EQUUS (closed-end
                                            Managers, L.P.                                   investment company),
                                            since 2004.                                      WDOF (closed-end
                                                                                             investment company)
                                                                                             and Gallery Trust.
                                                                                             Independent Non-
                                                                                             Executive Director of
                                                                                             HFA Holdings Limited.
------------------------------------------------------------------------------------------------------------------------------------

(1)  The Fund Complex consists of the Trust and WDOF.

(2) Mr. Doran may be deemed to be an "interested" person of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

BOARD COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund's independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) pre-approving audit and non-audit services provided by each Fund's independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing each Fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' reports on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with each Fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund's financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Lemke and Mr. Yanker currently serve as members of the Audit Committee. Mr. Lemke serves as the Interim Chairman of the Audit Committee. The Audit Committee met four (4) times during the fiscal year ended October 31, 2015.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board's operations; (iii) selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Mr. Hunt, Mr. Lemke and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee met three (3) times during the fiscal year ended October 31, 2015.

FAIR VALUE PRICING COMMITTEE. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust's service providers, including the Adviser, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


-----------------------------------------------------------------------------------------------
                                  DOLLAR RANGE OF           AGGREGATE DOLLAR RANGE OF SHARES
       NAME                   FUND SHARES (FUND) (1)      (ALL FUNDS IN THE FUND COMPLEX) (1,2)
-----------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------
William M. Doran                      None                               None
-----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------
Jon C. Hunt                           None                               None
-----------------------------------------------------------------------------------------------
Thomas P. Lemke                       None                               None
-----------------------------------------------------------------------------------------------
Randall S. Yanker                     None                               None
-----------------------------------------------------------------------------------------------


(1)  Valuation date is December 31, 2015.

(2)  The Fund Complex consists of the Trust and WDOF.

BOARD COMPENSATION. The following table sets forth information covering the total compensation paid by the Trust during its fiscal year ending October 31, 2015 to the persons who serve as Trustees:

------------------------------------------------------------------------------------------------------
                          AGGREGATE COMPENSATION FROM THE       TOTAL COMPENSATION FROM THE TRUST
         NAME                           TRUST                        AND THE FUND COMPLEX(1)
------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------
William M. Doran                          $0                         $0 for service on one (1) board
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------
Jon C. Hunt                            $2,167                      $2,167 for service on one (1) board
------------------------------------------------------------------------------------------------------
Terrance O. Jones(2)                   $1,500                      $1,500 for service on one (1) board
------------------------------------------------------------------------------------------------------
Thomas P. Lemke                        $2,167                      $2,167 for service on one (1) board
------------------------------------------------------------------------------------------------------
Randall S. Yanker                      $2,167                      $2,167 for service on one (1) board
------------------------------------------------------------------------------------------------------

(1)  The Fund Complex consists of the Trust and WDOF.

(2)  Resigned from the Board effective September 16, 2015.

TRUST OFFICERS. Set forth below are the names, year of birth, position with the Trust, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------------------------------------------------------------------------------------
NAME AND             POSITION WITH TRUST             PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
YEAR OF BIRTH
--------------------------------------------------------------------------------------------------------
Michael Beattie      President                       Director of Client Service, SEI Investments
(Born: 1965)         (since 2014)                    Company, since 2004.

--------------------------------------------------------------------------------------------------------
Robert Nesher        Vice Chairman                   SEI employee 1974 to present; currently
(Born: 1946)         (since 2014)                    performs various services on behalf of SEI
                                                     Investments for which Mr. Nesher is
                                                     compensated. Vice Chairman of The Advisors'
                                                     Inner Circle Fund III, O'Connor EQUUS
                                                     (closed-end investment company), WDOF
                                                     (closed-end investment company) and Gallery
                                                     Trust. President, Chief Executive Officer and
                                                     Trustee of SEI Daily Income Trust, SEI Liquid Asset
                                                     Trust, SEI Tax Exempt Trust, SEI Institutional
                                                     Managed Trust, SEI Institutional International
                                                     Trust, SEI Institutional Investments Trust, SEI
                                                     Asset Allocation Trust, Adviser Managed Trust, New
                                                     Covenant Funds, SEI Insurance Products Trust and
                                                     SEI Catholic Values Trust. President and Director
                                                     of SEI Structured Credit Fund, LP. President,
                                                     Chief Executive Officer and Director of SEI
                                                     Alpha Strategy Portfolios, LP, June 2007 to
                                                     September 2013.  President and Dirctor of SEI
                                                     Opportunity Fund, L.P. to 2010.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NAME AND             POSITION WITH TRUST             PRINCIPAL OCCUPATIONS IN PAST 5 YEARS
YEAR OF BIRTH
--------------------------------------------------------------------------------------------------------
Stephen              Treasurer, Controller and       Director, SEI Investments, Fund Accounting since
Connors              Chief Financial Officer         December 2014. Audit Manager, Deloitte &
(Born: 1984)         (since 2015)                    Touche LLP, from 2011 to 2014. Audit Supervisor,
                                                     BBD, LLP (formerly Briggs, Bunting & Dougherty,
                                                     LLP), from 2007 to 2011.
--------------------------------------------------------------------------------------------------------
Dianne M.            Vice President and Secretary    Counsel at SEI Investments since 2010.
Descoteaux           (since 2014)                    Associate at Morgan, Lewis & Bockius LLP
(Born: 1977)                                         from 2006 to 2010.

--------------------------------------------------------------------------------------------------------
Russell Emery        Chief Compliance Officer        Chief Compliance Officer of SEI Structured
(Born: 1962)         (since 2014)                    Credit Fund, LP since June 2007. Chief
                                                     Compliance Officer of SEI Alpha Strategy
                                                     Portfolios, LP from June 2007 to September
                                                     2013. Chief Compliance Officer of The
                                                     Advisors' Inner Circle Fund, The Advisors'
                                                     Inner Circle Fund II, The Advisors' Inner
                                                     Circle Fund III, Bishop Street Funds,
                                                     O'Connor EQUUS (closed-end investment
                                                     company), WDOF (closed-end investment
                                                     company), Gallery Trust, SEI Institutional
                                                     Managed Trust, SEI Asset Allocation Trust,
                                                     SEI Institutional International Trust, SEI
                                                     Institutional Investments Trust, SEI Daily
                                                     Income Trust, SEI Liquid Asset Trust, SEI Tax
                                                     Exempt Trust, Adviser Managed Trust, New
                                                     Covenant Funds, SEI Insurance Products Trust,
                                                     The KP Funds and SEI Catholic Values Trust.
                                                     Chief Compliance Officer of SEI Opportunity
                                                     Fund, L.P. until 2010.
--------------------------------------------------------------------------------------------------------
Lisa Whittaker       Vice President and Assistant    Attorney, SEI Investments Company (2012-
(Born: 1978)         Secretary (since 2014)          present). Associate Counsel and Compliance
                                                     Officer, The Glenmede Trust Company, N.A.
                                                     (2011-2012). Associate, Drinker Biddle &
                                                     Reath LLP (2006-2011).
--------------------------------------------------------------------------------------------------------
John Y. Kim          Vice President and Assistant    Attorney, SEI Investments Company (2014-
(Born: 1981)          Secretary (since 2014)         present). Associate, Stradley Ronon Stevens &
                                                     Young, LLP (2009-2014).

--------------------------------------------------------------------------------------------------------
Bridget E.           Privacy Officer                 Senior Associate and AML Officer, Morgan
Sudall               (since 2015)                    Stanley Alternative Investment Partners (2011-
(Born: 1980)                                         2015). Investor Services Team Lead, Morgan
                     Anti-Money Laundering Officer   Stanley Alternative Investment Partners (2007-
                    (since 2015)                     2011).
--------------------------------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation) or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (non-U.S. or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

NON-U.S. SECURITIES. The prices for non-U.S. securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house ("centrally cleared swaps") are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS AND INDEPENDENT BROKERS. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

FAIR VALUE PROCEDURES. Securities for which market prices are not "readily available" or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC"). Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level. The Funds each intend to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test"). Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Funds' net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares.

In the case of corporate shareholders, a Fund's distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


SALES, EXCHANGES OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Funds).

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use a default cost basis method which can be obtained from the Fund or the Administrator. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

TAX TREATMENT OF COMPLEX SECURITIES. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund's ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require each Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, each Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and
(iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The Funds may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but each Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that a Fund may invest in will deliver Form K-1s to the Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that the Funds issue their tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT's current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction.

CERTAIN FOREIGN CURRENCY TAX ISSUES. The Funds' transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require each Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs," the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

FOREIGN TAXES. Dividends, interest and gains received by a Fund may be subject to income or capital gains withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund of funds" under the Code. If a Fund is a "qualified fund of funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund of funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs. Foreign tax credits, if any, received by a Fund as a result of an investment in an ETF which is taxable as a RIC will generally not be passed through to you.

TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax adviser. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers regarding these issues.

BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold, at a 28% withholding rate, and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

NON-U.S. INVESTORS. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend," which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

A U.S. withholding tax at a 30% rate is imposed on dividends effective July 1, 2014 (and will be imposed on proceeds of sales in respect of Fund shares (including certain capital gain dividends) received by Fund shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

TAX SHELTER REPORTING REGULATIONS. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in the Funds.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax adviser about the tax implications of an investment in the Funds.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

For the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Winton Global Equity Portfolio paid the following aggregate brokerage commissions on Fund transactions(1):

--------------------------------------------------------------------------------
FUND                                     AGGREGATE DOLLAR AMOUNT OF BROKERAGE
                                                  COMMISSIONS PAID
--------------------------------------------------------------------------------
                                                      2015
--------------------------------------------------------------------------------
Winton Global Equity Portfolio                       $7,823
--------------------------------------------------------------------------------

(1) The Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio were not in operation during the period.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Winton Global Equity Portfolio paid no commission on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser. The Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio were not in operation during the period.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

As of the date of this SAI, Petershill Non-U.S. Master L.P. (the "GS Shareholder"), which is affiliated with The Goldman Sachs Group, Inc., held approximately 9.7 percent (9.7%) of the shares in WCG. The GS Shareholder is not involved in the day-to-day management of WCG but, pursuant to a shareholder's agreement, has the right to approve certain limited matters in respect to WCG.

WCG has granted the GS Shareholder and its related entities and their respective clients an entitlement to make investments in each investment fund or other collective investment scheme that is managed or advised by WCG or any of its affiliates of up to 15 percent (15%) of the assets under management of such fund or scheme. This entitlement applies to the offer of shares in the Funds.

For the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Winton Global Equity Portfolio did not pay any aggregate brokerage commissions on portfolio transactions effected through affiliated brokers. The Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio were not in operation during the period.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal year. During the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Winton Global Equity Portfolio did not hold any securities of

"regular brokers and dealers." The Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio were not in operation during the period.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund and, therefore, a Fund's annual portfolio turnover rate may exceed 100% under normal circumstances. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower than expected. Higher portfolio turnover results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

For the fiscal period from December 29, 2014 (commencement of Fund operations) to October 31, 2015, the Winton Global Equity Portfolio's portfolio turnover rate was as follows(1):

--------------------------------------------------------------------------------
FUND                                       PORTFOLIO TURNOVER RATE
--------------------------------------------------------------------------------
                                                      2015
--------------------------------------------------------------------------------
Winton Global Equity Portfolio                        106%
--------------------------------------------------------------------------------

(1) The Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio were not in operation during the period.

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Funds, Adviser or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders following the second and fourth fiscal quarters and in quarterly holdings reports filed with the SEC on Form N-Q following the first and third fiscal quarters. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Funds' policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Trust's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and their affiliates or any recipient of the Funds' portfolio holdings information.

In addition, the Funds' service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers' contracts with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds. The Administrator may disclose portfolio holdings information to rating agencies and similar parties as part of its services to the Funds if such disclosure is made in the best interests of shareholders, as determined by the Trust's President and Chief Compliance Officer. Portfolio holdings information may be disclosed no more frequently than monthly to such parties. Monthly disclosures will not be made sooner than three (3) days after the date of the information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust's request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually each Fund's complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling (866) 330-9999 and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("Access Persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal securities transactions, including in securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in IPOs or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 3, 2016, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Winton Global Equity Portfolio. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund. Because the Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio have not commenced operations as of the date of this SAI, they do not have any beneficial owners to report.

---------------------------------------------------------------------------------------------
WINTON GLOBAL EQUITY PORTFOLIO -- INVESTOR CLASS SHARES
---------------------------------------------------------------------------------------------
NAME AND ADDRESS                                             NUMBER OF SHARES % OF CLASS
---------------------------------------------------------------------------------------------
Winton Capital Management Limited                                 10,118.13     87.79%
Grove House
27 Hammersmith Grove
London 205 W6 0NE
United Kingdom
---------------------------------------------------------------------------------------------
Stephen F. Freeman                                                  771.569      6.69%
2774 S Ocean Blvd #810
Palm Beach, Florida 33480
---------------------------------------------------------------------------------------------
Stephen F. Freeman                                                  625.285      5.43%
2774 S Ocean Blvd #810
Palm Beach, Florida 33480
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
WINTON GLOBAL EQUITY PORTFOLIO -- INSTITUTIONAL CLASS SHARES
---------------------------------------------------------------------------------------------
NAME AND ADDRESS                                             NUMBER OF SHARES % OF CLASS
---------------------------------------------------------------------------------------------
Winton Capital Management Limited                               2,207,074.086   66.43%
Grove House
27 Hammersmith Grove
London 205 W6 0NE
United Kingdom
---------------------------------------------------------------------------------------------
Gerlach & Co LLC                                                1,112,070.644   33.47%
FBO A/C 094800
3800 Citigroup Center Suite B3-14
Tampa, Florida 33610
---------------------------------------------------------------------------------------------

                      APPENDIX A -- DESCRIPTION OF RATINGS

                             DESCRIPTION OF RATINGS

DESCRIPTION OF RATINGS

The following descriptions of securities ratings have been published by Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Ratings ("Fitch"), respectively.

DESCRIPTION OF MOODY'S GLOBAL RATINGS

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

DESCRIPTION OF MOODY'S GLOBAL LONG-TERM RATINGS

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

HYBRID INDICATOR (HYB)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

DESCRIPTION OF MOODY'S GLOBAL SHORT-TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MOODY'S U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels--MIG 1 through MIG 3--while speculative grade short-term obligations are designated SG.

Moody's U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF MOODY'S DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

Moody's demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P'S ISSUE CREDIT RATINGS

An S&P's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o Nature of and provisions of the obligation; and the promise S&P imputes;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

DESCRIPTION OF S&P'S LONG-TERM ISSUE CREDIT RATINGS*

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; AND C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

DESCRIPTION OF S&P'S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P's U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P's municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH'S CREDIT RATINGS

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ABILITY of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the OBLIGATION to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument's documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation's documentation). In such cases, the agency will make clear the assumptions underlying the agency's opinion in the accompanying rating commentary.

DESCRIPTION OF FITCH'S LONG-TERM CORPORATE FINANCE OBLIGATIONS RATINGS

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. 'C' ratings indicate exceptionally high levels of credit risk.


NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'CCC'.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch's short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NR This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

WD This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

               APPENDIX B --PROXY VOTING POLICIES AND PROCEDURES

WINTON CAPITAL MANAGEMENT LIMITED

PROXY VOTING POLICY                                            [GRAPHIC OMITTED]

October 2014

Winton Capital Group Limited and/or its affiliates ("Winton") has authority to vote proxies on behalf of its clients, including Winton-sponsored funds and third party funds and managed accounts, which have delegated voting authority to Winton.

Winton has engaged Institutional Shareholder Services ("ISS") to provide proxy voting guidelines and to vote proxies for Winton. ISS is an unaffiliated service provider that assists institutional investors in meeting their fiduciary requirements for proxy voting. To that end, the stated goal of ISS is to design its proxy voting guidelines to enhance shareholders' long-term economic interests.

Although Winton will generally rely on the recommendations of ISS, Winton reserves the right to exercise its discretion in voting proxies and may vote proxies in a manner other than that specifically set out by ISS.

Winton does not anticipate any conflicts in its proxy voting practices. In the event that Winton does direct a vote, its Compliance Department will evaluate the recommendation for any potential conflict of interest with Firm clients and maintain documentation related to the voting decision.

In addition, there may be situations where Winton does not vote proxies. For example, Winton may not vote proxies where:

     o    The cost of voting a proxy outweighs the benefit of voting the proxy;

     o There are legal encumbrances to voting, including blocking restrictions that preclude the ability to dispose of a security if Winton votes a proxy, laws requiring the appointment of a local power of attorney to facilitate voting instructions, laws requiring Winton to obtain additional consents from clients or beneficial owners to vote a proxy, or other cases where Winton is prohibited from voting by applicable legal or market requirements;

     o Winton has not been provided sufficient time to process the voting of a proxy;

     o Winton has outstanding sell orders on a company's shares, or otherwise intends to sell a company's shares, prior to the company's meeting date; or

     o Winton holds shares on a company's record date, but sells those shares prior to the company's meeting date.

Investors may contact Winton to request information about ISS' policy formulation process and a quarterly record of all proxy votes cast on behalf of clients.

                             WWW.WINTONCAPITAL.COM
                             ---------------------
Winton Capital Management Limited. Authorised and Regulated by The Financial Conduct Authority
Registered Office: 16 Old Bailey, London EC4M 7EG. Registered in England & Wales No: 3311531

                              PART C: OTHER INFORMATION


ITEM 28. EXHIBITS

(a)(1) Certificate of Trust of Winton Series Trust (the "Registrant"), dated October 6, 2014, is incorporated herein by reference to Exhibit (a)(i) of the Registrant's Registration Statement on Form N-1A (File No. 333-199287), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0001135428-14-000668 on October 10, 2014.

(a)(2) Registrant's Amended and Restated Agreement and Declaration of Trust, dated December 9, 2014, is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-199287), filed with the SEC via EDGAR Accession No. 0001135428-14-000790 on December 22, 2014 ("Pre-Effective Amendment No. 2").

(b) Registrant's By-Laws, dated December 11, 2014, are incorporated herein by reference to Exhibit (b) of the Registrant's Pre-Effective Amendment No. 2.

(c) See Article III and Article V of the Registrant's Amended and Restated Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a)(2) of the Registrant's Pre-Effective Amendment No. 2.

(d)(1)(i) Investment Advisory Agreement, dated December 19, 2014, between the Registrant and Winton Capital US LLC (the "Adviser") is incorporated herein by reference to Exhibit (d)(1) of the Registrant's Pre-Effective Amendment No. 2.

(d)(1)(ii) Amended Schedule A, dated December 16, 2015, to the Investment Advisory Agreement, dated December 19, 2014, between the Registrant and the Adviser is incorporated herein by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File No. 333-199287), filed with the SEC via EDGAR Accession No. 0001135428-15-000919 on December 16, 2015 ("Post-Effective Amendment No. 3").

(d)(2)(i) Expense Limitation Agreement, dated December 19, 2014, between the Registrant and the Adviser is incorporated herein by reference to Exhibit (d)(2) of the Registrant's Pre-Effective Amendment No. 2.

(d)(2)(ii) Amended Schedule A, dated December 16, 2015, to the Expense Limitation Agreement, dated December 19, 2014, between the Registrant and the Adviser is incorporated herein by reference to Exhibit (d)(2)(ii) of the Registrant's Post-Effective Amendment No. 3.

(e) Distribution Agreement, dated December 19, 2014, between the Registrant and SEI Investments Distribution Co. ("SIDCo.") is incorporated herein by reference to Exhibit (e) of the Registrant's Pre-Effective Amendment No. 2.

(f) Not Applicable.

(g)(1) Custodian Agreement, dated December 11, 2014, between the Registrant and MUFG Union Bank, N.A. is incorporated herein by reference to Exhibit (g) of the Registrant's Pre-Effective Amendment No. 2.

(g)(2) Amended Schedule I, dated December 1, 2015, to the Custodian Agreement, dated December 11, 2014, between the Registrant and MUFG Union Bank, N.A. is incorporated herein by reference to Exhibit (g)(2) of the Registrant's Post-Effective Amendment No. 3.

(h)(1)(i) Administration Agreement, dated December 19, 2014, between the Registrant and SEI Investments Global Funds Services ("SIGFS") is incorporated herein by reference to Exhibit (h)(1) of the Registrant's Pre-Effective Amendment No. 2.

(h)(1)(ii) Amendment No. 1, dated December 1, 2015, to the Administration Agreement, dated December 19, 2014, between the Registrant and SIGFS is incorporated herein by reference to Exhibit (h)(1)(ii) of the Registrant's Post-Effective Amendment No. 3.

(h)(2)(i) Transfer Agency Agreement, dated December 22, 2014, between the Registrant and Atlantic Shareholder Services, LLC ("Atlantic") is incorporated herein by reference to Exhibit (h)(2) of the Registrant's Pre-Effective Amendment No. 2.

(h)(2)(ii) Amendment, dated November 13, 2015, to the Transfer Agency Agreement, dated December 22, 2014, between the Registrant and Atlantic is incorporated herein by reference to Exhibit (h)(2)(ii) of the Registrant's Post-Effective Amendment No. 3.

(h)(3)(i) Shareholder Services Plan, dated December 11, 2014, is incorporated herein by reference to Exhibit (h)(3)(i) of the Registrant's Post-Effective Amendment No. 3.

(h)(3)(ii) Amended Exhibit A, dated March 3, 2015, to the Shareholder Services Plan, dated December 11, 2014, is incorporated herein by reference to Exhibit
(h)(3)(ii) of the Registrant's Post-Effective Amendment No. 3.

(i) Opinion and Consent of Morgan, Lewis & Bockius LLP, is filed herewith.

(j)(1) Consent of Independent Registered Public Accounting Firm, KPMG LLP, relating to the Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio, is filed herewith.

(j)(2) Consent of Independent Registered Public Accounting Firm, KPMG LLP, relating to the Winton Global Equity Portfolio, is filed herewith.

(k) Not applicable.

(l) Initial Capital Agreement, dated December 17, 2014, is incorporated herein by reference to Exhibit (l) of the Registrant's Pre-Effective Amendment No. 2.

(m) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated March 3, 2015, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File No. 333-199287), filed with the SEC via EDGAR Accession No. 0001135428-15-000794 on October 2, 2015 ("Post-Effective Amendment No. 2").

(n)(1) Registrant's Rule 18f-3 Multiple Class Plan, dated December 11, 2014, is incorporated herein by reference to Exhibit (n) of the Registrant's Pre-Effective Amendment No. 2.

(n)(2) Amended Schedule A, dated March 3, 2015, to the Registrant's Rule 18f-3 Multiple Class Plan, dated December 11, 2014, is incorporated herein by reference to Exhibit (n)(2) of the Registrant's Post-Effective Amendment No. 3.
(o) Not applicable.

(p)(1) Code of Ethics for the Registrant is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-199287), filed with the SEC via EDGAR Accession No. 0001135428-14-000752 on December 5, 2014 ("Pre-Effective Amendment No. 1").

(p)(2) Code of Ethics for the Adviser, dated January 2014, is incorporated herein by reference to Exhibit (p)(2) of the Registrant's Pre-Effective Amendment No. 1.

(p)(3) SEI Investments Distribution Co. Code of Ethics, dated September 1, 2015, is filed herewith.

(p)(4) SEI Investments Global Funds Services Code of Ethics, dated February 2015, is filed herewith.

(q)(1) Powers of Attorney, each dated December 11, 2014, for Michael Beattie, William M. Doran, Jon C. Hunt, Thomas P. Lemke and Randall S. Yanker are incorporated herein by reference to Exhibit (q) of the Registrant's Pre-Effective Amendment No. 2.

(q)(2) Power of Attorney, dated September 17, 2015, for Stephen Connors is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 2.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND:

Not applicable.

ITEM 30. INDEMNIFICATION:

Please see Article VII of the Registrant's Amended and Restated Agreement and Declaration of Trust, which is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER:

The Adviser's principal address is 375 Park Avenue, New York, New York 10152. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. None of the Adviser, and/or director, officer or partner of the Adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:


SEI Daily Income Trust                                        July 15, 1982
SEI Liquid Asset Trust                                        November 29, 1982
SEI Tax Exempt Trust                                          December 3, 1982
SEI Institutional Managed Trust                               January 22, 1987
SEI Institutional International Trust                         August 30, 1988
The Advisors' Inner Circle Fund                               November 14, 1991
The Advisors' Inner Circle Fund II                            January 28, 1993
Bishop Street Funds                                           January 27, 1995
SEI Asset Allocation Trust                                    April 1, 1996
SEI Institutional Investments Trust                           June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)        April 1, 1999
Causeway Capital Management Trust                             September 20, 2001
ProShares Trust                                               November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment         January 8, 2007
Act Qualified Investment Fund)
TD Asset Management USA Funds                                 July 25, 2007
SEI Structured Credit Fund, LP                                July 31, 2007
Wilshire Mutual Funds, Inc.                                   July 12, 2008
Wilshire Variable Insurance Trust                             July 12, 2008
Global X Funds                                                October 24, 2008
ProShares Trust II                                            November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)      August 7, 2009
Schwab Strategic Trust                                        October 12, 2009
RiverPark Funds                                               September 8, 2010
Adviser Managed Trust                                         December 10, 2010
Huntington Strategy Shares                                    July 26, 2011
New Covenant Funds                                            March 23, 2012
Cambria ETF Trust                                             August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)                        September 25, 2012
KraneShares Trust                                             December 18, 2012
LocalShares Investment Trust                                  May 6, 2013
SEI Insurance Products Trust                                  September 10, 2013
The KP Funds                                                  September 19, 2013
The Advisors' Inner Circle Fund III                           February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust                        April 1, 2014
O'Connor EQUUS                                                May 15, 2014
SEI Catholic Values Trust                                     March 24, 2015
SEI Hedge Fund SPC                                            June 26, 2015
SEI Energy Debt Fund                                          June 30, 2015
Winton Diversified Opportunities Fund                         September 1, 2015
Gallery Trust                                                   January 8, 2016

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

------------------------------------------------------------------------------------------
NAME                         POSITION AND OFFICE WITH         POSITION AND OFFICES WITH
                                     UNDERWRITER                       REGISTRANT
------------------------------------------------------------------------------------------
William M. Doran                     Director                           Trustee
------------------------------------------------------------------------------------------
Edward D. Loughlin                   Director                              --
------------------------------------------------------------------------------------------
Wayne M. Withrow                     Director                              --
------------------------------------------------------------------------------------------
Kevin P. Barr              President & Chief Executive                     --
                                     Officer
------------------------------------------------------------------------------------------
Maxine J. Chou             Chief Financial Officer, Chief                  --
                          Operations Officer, & Treasurer
------------------------------------------------------------------------------------------
Karen E. LaTourette        Chief Compliance Officer, Anti-                 --
                             Money Laundering Officer &
                               Assistant Secretary
------------------------------------------------------------------------------------------
John C. Munch                General Counsel & Secretary                   --
------------------------------------------------------------------------------------------
Mark J. Held                    Senior Vice President                      --
------------------------------------------------------------------------------------------
Lori L. White                 Vice President & Assistant                   --
                                     Secretary
------------------------------------------------------------------------------------------
John P. Coary                 Vice President & Assistant                   --
                                     Secretary
------------------------------------------------------------------------------------------
John J. Cronin                    Vice President                           --
------------------------------------------------------------------------------------------
Judith A. Hirx                    Vice President                           --
------------------------------------------------------------------------------------------
Robert M. Silvestri               Vice President                           --
------------------------------------------------------------------------------------------

(c)  Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

THE REGISTRANT
One Freedom Valley Drive
Oaks, Pennsylvania 19456

THE REGISTRANT'S INVESTMENT ADVISER
Winton Capital US LLC
375 Park Avenue
New York, New York 10152

THE REGISTRANT'S CUSTODIAN
MUFG Union Bank, N.A.
350 California Street
6th Floor
San Francisco, California 94104

THE REGISTRANT'S ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

THE REGISTRANT'S DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 5 to Registration Statement No. 333-199287 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 26th day of February, 2016.

                                                  WINTON SERIES TRUST

                                                  By:           *
                                                      --------------------------
                                                      Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


     *                          Trustee                        February 26, 2016
-------------------
William M. Doran

     *                          Trustee                        February 26, 2016
-------------------
Jon C. Hunt

     *                          Trustee                        February 26, 2016
-------------------
Thomas P. Lemke.

     *                          Trustee                        February 26, 2016
-------------------
Randall S. Yanker

     *                          President                      February 26, 2016
-------------------
Michael Beattie

     *                          Treasurer, Controller &        February 26, 2016
-------------------             Chief Financial Officer
Stephen Connors

*By:   /s/ Dianne M. Descoteaux
     --------------------------
       Dianne M. Descoteaux
       Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT    DESCRIPTION

(i)        Opinion and Consent of Morgan, Lewis & Bockius LLP

(j)(1) Consent of Independent Registered Public Accounting Firm, KPMG LLP, relating to the Winton European Equity Portfolio, Winton U.S. Equity Portfolio and Winton International Equity Portfolio

(j)(2) Consent of Independent Registered Public Accounting Firm, KPMG LLP, relating to the Winton Global Equity Portfolio

(p)(3)     SEI Investments Distribution Co. Code of Ethics, dated September 1,
           2015

(p)(4)     SEI Investments Global Funds Services Code of Ethics, dated February
           2015